EXHIBIT 10.24

              AGREEMENT AMENDING AND RESTATING THE
       TRI-PARTY AGREEMENT DATED AS OF MAY 26, 1994, AMONG HOUSING AUTHORITY AND URBAN REDEVELOPMENT AGENCY OF THE
      CITY OF ATLANTIC CITY, FOREST CITY RATNER COMPANIES, AND ATLANTIC CITY SHOWBOAT, INC., REGARDING DEVELOPMENT
         OF A PORTION OF THE UPTOWN URBAN RENEWAL TRACT
                        DECEMBER 14, 1995

                        TABLE OF CONTENTS
          Paragraph                               Pages

     1.   SCOPE, INTENT AND BINDING NATURE        6
             OF THIS AGREEMENT
     2.   LANDS AFFECTED                          8
     3.   TRACT 1 DEVELOPMENT                     9
               (A) Tract 1/Phase I Tower          9
               (B) 80' FT. EASEMENT               11
     4.   TRACT 2                                 11
     5.   TRACT 3                                 14
     6.   PARCEL 11                               16
     7.   PARCEL 15                               17
     8.   TIMING OF CONVEYANCES/TAXES             19
     9.   PRIOR AGREEMENTS                        21
     10.  ENTRANCE DRIVE ISSUES                   25
          (A)  Transfer of Land                   27
          (B)  Use                                27
          (C)  Cost of Combined Service Drive     29
               and Interim Service Drive

          Paragraph                               Pages

          (D)  Loading Dock                       31
          (E)  Configuration & Construction of    32
                    the Combined Service Drive
     11.  PHASE II HOTEL TOWER                    33
     12.  VACATION OF RECONVEYED TRACTS           35
          BY SHOWBOAT
     13.  DISPUTE RESOLUTION                      37
     14.  ASSIGNMENT                              40
          (A)  Assignment By FCRC and Showboat    40
          (B)  Assignment By ACHA                 40
          (C)  Binding Effect                     41
     15.  MISCELLANEOUS                           42
          (A)  Building Height Restriction        42
          (B)  Pedestrian Bridges                 42
          (C)  Relocation of Utilities            42
          (D)  (Intentionally Deleted and Omitted)
          (E)  Recording                          43
          (F)  Notices                            43
          (G)  Governing Law                      44
          (H)  Entire Agreement                   44
          (I)  Execution of Agreement             44
          (J)  CRDA Funding                       44
          (K)  Settlement/Dismissal of Suit       45
          (L)  Covenants Implicitly Surviving
                 Closing                          46

                                 EXHIBITS

     (A)  Plan to accompany Re-stated Tri-Party Agreement dated
          12/1/95.  Block 13, Lots 144.03, 144.04, 144.05 and 144.06 Dated
          9/15/95, revised to 11/7/95.

     (B)  Legal Description - "Portion of Tract 1 to be conveyed to ACHA
          7,333.57 SF"

     (C)  Legal Description - "Portion of Tract 1 to be Retained by Showboat
          55,288.43 SF"

     (D)  Legal Description - "Portion of Tract 2 to be Conveyed to ACHA
          57,435.09 SF"

     (E)  Legal Description - "Portion of Tract 2 to be Retained by Showboat
          11,874.91 SF"

     (F)  Legal Description - "Portion of Tract 3 to be Conveyed to Showboat
          1,200 SF"

     (G)  Legal Description - "Portion of Tract 3 to be Retained by ACHA
          117,440 SF"

     (H)  Proposed Subdivision Plan Dated September 25, 1995, Revised to
          November 7, 1995.

     (I) Legal Description - "Portion of Service Road owned or to be owned by ACHA 11,077.22 SF"

     (J) Legal Description - "3243.52 SF P/O Service Road to be Retained by Showboat"

     (K) Legal Description - "Portion of Service Road owned or to be owned by ACHA 8,654.45 SF"

     (L)  Legal Description - Block 15

     (M)  Legal Description - 80' Easement to be conveyed to ACHA

     (N)  Plan depicting FCRC Building set back restriction.

                                iii

                        EXHIBITS (CONT'D)


     (O)  Pages 10, 11 and 12 of Parcel
          15 lease

     (P)  Surrender of Certificate of Deposit Assignment

     (Q)  Plan Showing improvements to landscape for property of Atlantic
          City Showboat, Inc. dated 11/6/95 and 11/29/95

     (R)  Inter Party Releases

     (S)  Legal Description - "Fire Access Way, Service Road and Utility
          Easement - 22,975.19 SF".

     (T)  Form of Deed - Parcel 15

     (U)  Form of Deed - "Portion of Tract 3 to be conveyed to Showboat -
          1,200 SF"

     (V)  Form of Deed - "Portion of Tract 1 to be conveyed to ACHA -
                          7,333.57 SF" and Combined Service Drive
                Easement;
                         "Portion of Tract 2 to be conveyed to ACHA -
                          57,435.09 SF" and Combined Service Drive
                          Easement;
                          80' Easement
                          Declaration of restriction as to portion of Tract 2 to be retained by Showboat.

     (W)  Paragraphs 8(h), 8(i) 8(k) and 8(q) of Part I of the Showboat
          Development Agreement and Paragraph 801 of Part II of the
          Showboat Development Agreement

                 AGREEMENT AMENDING AND RESTATING
                    TRI-PARTY AGREEMENT AMONG
     HOUSING AUTHORITY AND URBAN REDEVELOPMENT AGENCY OF THE
      CITY OF ATLANTIC CITY, FOREST CITY RATNER COMPANIES, AND ATLANTIC CITY SHOWBOAT, INC., REGARDING DEVELOPMENT
         OF A PORTION OF THE UPTOWN URBAN RENEWAL TRACT


          THIS AGREEMENT by and among Housing Authority and Urban Redevelopment Agency of the City of Atlantic City (hereinafter "ACHA"), Forest City Ratner Companies (hereinafter "FCRC") and Atlantic City Showboat, Inc. (hereinafter "Showboat") dated December 14, 1995, sets forth the amended and restated agreement among those parties with respect to a portion of the Uptown Urban Renewal Tract in the City of Atlantic City (hereinafter "UURT").

      WHEREAS, ACHA, FCRC, and Showboat had, previous to May 26, 1994, entered into various memoranda and agreements specifically identified as: (1) a Memorandum of Understanding dated May 24, 1993, between FCRC and ACHA (hereinafter "the FCRC MOU"), (2) a Memorandum of Understanding by and among Showboat, FCRC and ACHA dated May 24, 1993, also known as the "tripartite" Memorandum of Understanding (hereinafter "the Tripartite MOU"), and (3) a Contract For The Sale Of Land For Private Development entered into between ACHA and Showboat dated June 11, 1993, along with all Parts, Riders, and Exhibits annexed thereto and amendments (hereinafter "The Showboat Development Agreement"), and

      WHEREAS, the parties were granted certain rights, accepted certain responsibilities and reached binding and non-binding understandings with respect to the UURT pursuant to the aforementioned Memoranda and Agreements regarding the development of land within the UURT by both FCRC and Showboat, and

     WHEREAS, certain development has taken place within the UURT by Showboat in a manner consistent with the aforementioned
Agreements and Memoranda, and

      WHEREAS, on May 26, 1994, the parties entered into that certain agreement entitled "Tri-Party Agreement Among Housing Authority and Urban Redevelopment Agency of the City of Atlantic City, Forest City Ratner Companies, and Atlantic City Showboat, Inc.", regarding development of a portion of the Uptown Urban Renewal Tract (hereinafter referred to as "the TPA"); and

      WHEREAS, also on May 26, 1994, Showboat and ACHA entered into Amendment No. 1 to the Showboat Development Agreement; and

      WHEREAS, on January 25, 1995, ACHA, pursuant to the TPA, declared FCRC to have "commenced development" of an "entertainment complex" and entered into a certain agreement (hereinafter referred to as "The FCRC Development Agreement"); and

      WHEREAS, Showboat, in response to ACHA's determination of January

25, 1995, as aforesaid, filed suit in the Superior Court of New Jersey, Atlantic County, Law Division, inter alia contesting ACHA's determination that FCRC had "commenced development" of its entertainment complex pursuant to the TPA and subsequently ACHA and FCRC filed certain counter-claims with respect to the subject matter here in issue; and

      WHEREAS, on May 25, 1995, ACHA declared Showboat in default of the Showboat Development Agreement on account of the subject matter of the TPA and of the Showboat Development Agreement; and

     WHEREAS, in response to said declaration of default Showboat filed a certain lawsuit in the Superior Court of New Jersey, Atlantic County; and

      WHEREAS, Showboat desires ACHA to rescind said default and to issue to Showboat a Certificate of Completion as defined in
Part II of the Showboat Development Agreement for the improvements Showboat has caused to be erected upon the portions of Tract 1 that Showboat will retain as hereinafter described. See Exhibit C; and

      WHEREAS, Showboat desires ACHA also to issue to it a Certificate of Completion for a portion of Tract 2 to be retained by Showboat and portion of Tract 3 which is to be conveyed to Showboat pursuant to this Restated Agreement. See Exhibits E and F;

      WHEREAS, the parties sincerely desire to settle their differences, once and for all, with respect to the subject matter of the aforesaid lawsuits and with respect to the future development of the UURT and otherwise so that: (1)The development of the undeveloped portions of the UURT may proceed;
(2) Showboat relinquishes any rights it may claim to influence or control, or object to or contest, in any fashion the future development of the UURT provided such development is consistent with the redevelopment plan dated August 25, 1994, as amended by Ordinance #102 of 1994 adopted on November 23, 1994, as may be amended from time to time ("the Redevelopment Plan"), and with other applicable land use laws. Showboat, however, reserves the right to object to or contest any future development solely on the grounds that such development is not in compliance with the Redevelopment Plan or any other applicable land use law; (3) Showboat's right and ability to develop its retained portion (as hereinafter defined) of the UURT is preserved; and (4) the
Atlantic City community may enjoy the benefits of the developments herein agreed to and described; and

      WHEREAS, on December 22, 1994, Showboat entered into a certain lease with ACHA for that certain parcel known as Parcel
15, City of Atlantic City, and pursuant to said lease has caused certain improvements to be made on Parcel 15; and

      WHEREAS, Showboat wishes to acquire and ACHA, for the consideration hereinafter recited, wishes to convey to Showboat in fee simple all right, title and interest in and to Parcel 15 free of any and all requirements, restrictions, reverters or encumbrances whatsoever, Showboat's use and ownership of said Parcel 15 being subject only to any applicable land use laws, the Redevelopment Plan and covenants contained in the deed of conveyance; and

      WHEREAS, pursuant to the aforementioned discussions ACHA, FCRC and Showboat have reached agreement as to their respective rights and responsibilities between Showboat and ACHA or between Showboat and FCRC regarding certain portions of the UURT and desire to memorialize those agreements in writing in order to clearly establish those rights and responsibilities; and

      WHEREAS, this document (hereinafter referred to as "this Restated Agreement") is intended to set forth the aforementioned rights and responsibilities between Showboat and ACHA or between Showboat and FCRC with regard to future development of certain portions of the UURT and is intended to replace and supersede the agreements referred to in Paragraph 1(A) below with respect to the parcels herein affected in their entirety.

     IT IS HEREBY AGREED AS FOLLOWS:

1.   SCOPE, INTENT AND BINDING NATURE OF THIS AGREEMENT

      (A) ACHA, FCRC and Showboat (hereinafter collectively referred to as "the parties") hereby agree that this Restated Agreement shall determine the future rights and obligations of the parties with respect to certain portions of the UURT as more specifically defined herein. The parties hereby acknowledge and agree that this Restated Agreement is to be known as the Amended and Restated Tri-Party Agreement dated as of December 14, 1995, and shall take into account and will supersede the FCRC MOU, the Tripartite MOU, and the Showboat Development Agreement, that certain Memorandum of Understanding between Showboat and FCRC dated as of July 24, 1995, and specifically replaces and supersedes the TPA as well as the previously recited documents in this Paragraph 1(A) and the Parcel 15 Lease and the Use and Occupancy Agreement as hereinafter described. Based on that understanding, the parties acknowledge and agree that they will be bound by the following purposes and provisions of this Restated Agreement.

      (B) This Restated Agreement shall amend, modify and supersede in its entirety the Showboat Development Agreement and the TPA except as provided for in Paragraph 15(L) of this
Restated Agreement. Specifically, the only obligations between Showboat and ACHA or between Showboat and FCRC that will survive this Restated Agreement shall be as specifically set forth herein. This Restated Agreement shall, without limitation, supersede the Parcel 15 Lease (except as set forth at paragraph 7 hereof), the Use and Occupancy Agreement (except as set forth at paragraphs 8 and 12 hereof) and any right with respect to the purchase or sale of Tract 3. Without limiting the foregoing, the parties agree that this Restated Agreement shall finally and definitively state and encompass all of the rights and obligations between Showboat and ACHA or between Showboat and FCRC with respect to the lands herein affected as described in Paragraph 2 in the City of Atlantic City, superseding all prior agreements and understandings with respect thereto, except as specifically provided in this Restated Agreement.

      (C) This Agreement also provides a procedure for the expeditious and economical resolution of certain disputes between Showboat and FCRC as hereinafter provided.

      (D) As used in this Restated Agreement, the term "FCRC" shall mean FCRC or any successor developer designated by ACHA, and "ACHA" shall mean any successor, assign or designee of ACHA.

2.   LANDS AFFECTED

      This Restated Agreement shall govern the following portions of the UURT with regard to existing and future development within those areas:

      (A)   Tract  1  on  the Plan prepared by Arthur  W.  Ponzio
            Company & Associates, dated May 12, 1993 (hereinafter "the Plan"), annexed to the TPA as Exhibit A, also known as Block 13, Lot 144.03 on the tax map of the City of Atlantic City as it existed on November 1, 1995 ("the Tax Map").

      (B)   Tract  2  identified on  the Plan also known as Block
            13, Lot 144.04 on the Tax Map.

      (C)   Tract  3  identified on  the Plan also known as Block
            13, Lots 144.05 and 144.06 on the Tax Map.

      (D) all portions known as "the 80' easement" identified on the Plan also known as Block 13, Lot 144.06 on the Tax Map.

      (E) all portions of Block 13, Lots 144.01 and 144.02 on the Tax Map.

      (F) all portions of Parcel 11, bounded by Atlantic Avenue on the North, New Jersey Avenue on the East, Pacific Avenue on the South and Delaware Avenue on the West, previously known as Block 11, Lots 77 and 78, as well as all portions thereof affected by realigned Delaware Avenue (now known as Block 11, Lot 79 on the Tax Map)

      (G) all portions of Parcel 15, bounded by Atlantic Avenue on the North, Delaware Avenue on the East, Pacific Avenue on the South and Maryland Avenue on the West, previously known as Block 15, Lots 80, 81, 82 83, 84 and 85 and United States Avenue, as well as all portions thereof affected by realigned Delaware Avenue (now known as Block 15, Lots 88 and 89 on the Tax Map), more particularly described in Exhibit L of this Restated Agreement.

      (H)   All Portions of Block 10 on the Tax Map.

      (I) All portions of Block 7, Lots 216.01, 216.02 and 217 on the Tax Map.

3.   TRACT 1 DEVELOPMENT

      (A) Tract 1\Phase I Tower. It is acknowledged by all parties that pursuant to previous agreements and memoranda, Showboat has developed a Hotel Tower on a portion of Tract 1. Said Tract 1 was conveyed by ACHA to Showboat pursuant to the Showboat Development Agreement. Tract 1 shall be subdivided as depicted at Exhibits A and H of this Restated Agreement. Showboat shall reconvey to ACHA as part of the consideration recited in paragraph 7 of this Restated Agreement, that portion of Tract 1 identified on Exhibit A to this Restated Agreement as "Portion of Tract 1 to be conveyed to ACHA 7,333.57 SF". Said portion of Tract 1 is more particularly described at Exhibit B of this Restated Agreement. Showboat shall retain that portion of Tract 1 identified on Exhibit A as "Portion of Tract 1 to be retained by Showboat 55,288.43 SF". See Exhibit C. Showboat agrees that it shall also grant to ACHA an easement within a portion of the "Portion of Tract 1 to be Retained by Showboat" (See Exhibit C) and within the parcel identified at Exhibit A of this Agreement as

"Portion of Tract 2 to be retained by Showboat 11,874.91 SF" as more particularly discussed in paragraph 10 of this Restated Agreement. ACHA acknowledges and agrees that Showboat has completed development of the portion of Tract 1 to be retained in accordance with the Showboat Development Agreement. Showboat has submitted to ACHA and ACHA has approved that certain plan being Exhibit Q of this Restated Agreement which pertains to landscaping of that portion of Tract 1 identified at Exhibit A of this Restated Agreement as "Area Reserved for Future Showboat Hotel Tower Construction". Except as othewise provided in this Restated Agreement, all other prior plans or agreements with respect to Tract 1 are hereby superseded. ACHA agrees that, immediately upon completion of the improvements to Tract 1 described at Exhibit Q of this Restated Agreement, it will issue to Showboat a Certificate of Completion for Tract 1 as defined in
Part II of the Showboat Development Agreement and ACHA further agrees that it will not withhold issuance of said Certificate of Completion for any reason whatsoever other than Showboat's failure to make the improvements depicted and described at
Exhibit Q of this Restated Agreement. Should a Certificate of Completion not be issued to Showboat at Closing for any reason, Showboat shall be permitted to request a Certificate of Completion within a reasonable time after

Closing.

      (B) 80 Ft. Easement. Pursuant to the Showboat Development Agreement and the Tripartite MOU, Showboat obtained easement rights to an area known as the "80' easement" which has been described in the Showboat Development Agreement as an area solely for pedestrian and/or vehicular ingress and egress to and from Tract 1. Said 80' easement is more particularly described on the Plan, as well as Exhibits A and M of this Restated Agreement. Said 80' easement, pursuant to the Showboat Development Agreement, had been deemed part of Tract 1 for all purposes except certain ones provided for in Section 9 of the Rider thereto. In consideration of providing Showboat an easement over a portion of the Combined Service Drive as more particularly provided for in paragraph 10 of this Restated Agreement and as part of the consideration recited at paragraph 7 of this Restated Agreement, Showboat's rights to the 80' easement shall cease and shall be reconveyed by Showboat back to ACHA at Closing in order to accomplish the intent of this Restated Agreement.

4.   TRACT 2

The parties acknowledge that pursuant to the Showboat Development Agreement and the Tripartite MOU, Showboat has been conveyed an area within the UURT identified as Tract 2 on the Plan and more specifically identified as Block 13, Lot 144.04 on the Tax Map. Tract 2 shall be subdivided by Showboat as depicted and described at Exhibits A and H of this Restated Agreement. Showboat shall reconvey to ACHA as part of the consideration given pursuant to paragraph 7 of this Restated Agreement, that portion of Tract 2 identified at Exhibit A to this Restated Agreement as "Portion of Tract 2 to be conveyed to ACHA 57,435.09 SF". Said portion of Tract 2 is more particularly described at Exhibit D of this Restated Agreement. Showboat shall retain that portion of Tract 2 identified at Exhibit A of this Restated Agreement as "Portion of Tract 2 to be Retained by Showboat 11,874.91 SF" free of all restrictions, reverters, or requirements (including development requirements)of any kind other than: (1) the requirement of completing the improvements depicted at Exhibit Q of this Restated Agreement;(2) the restriction (to be incorporated into and recorded with the deed being Exhibit V to this Restated Agreement) that the 15' wide strip extending along Showboat's existing driveway from the boundary of Tract 3 shall be utilized only for purposes of a pedestrian passageway, themeing and screening in accordance with this Restated Agreement as more particularly depicted on Exhibit Q of this Restated Agreement.

Subsequent to the issuance of a Certificate of Completion, however, Showboat may at its discretion alter the improvements depicted at Exhibit Q provided that such alteration remains consistent with the foregoing restriction and the height restriction referenced at Paragraph 10(E) of this Restated Agreement; (3) the Redevelopment Plan; and (4) covenants contained in the deed of conveyance. Showboat shall have the right, but not the obligation, to develop a Phase II hotel tower addition upon the retained portion of Tract 2 as more particularly discussed at paragraph 11 of this Restated Agreement, provided that it is consistent with the Redevelopment Plan. ACHA agrees that immediately upon completion by Showboat of the improvements depicted on Exhibit Q of this Restated Agreement, it shall issue Showboat a Certificate of Completion for the portion of Tract 2 retained by Showboat in accordance with Part II of the Showboat Development Agreement. ACHA further agrees that it shall not withhold issuance of such Certificate of Completion for any reason whatsoever other than Showboat's failure to complete such improvements. Should a Certificate of Completion not be issued to Showboat at Closing for any reason, Showboat shall be permitted to request a Certificate of Completion within a reasonable time after Closing. The parties agree that the previously defined rights and obligations of Showboat contained in the agreements described in Paragraph 1 of this Restated Agreement for its use of Tract 2 are hereby modified and any rights which Showboat may have in the portion of Tract 2 to be conveyed to ACHA pursuant to this Restated Agreement are set forth in this paragraph 4 and are further defined below in paragraphs 10, 11 and 12.

5.   TRACT 3

The parties acknowledge and agree that the portion of the UURT identified as Tract 3 on the Plan shall be subdivided by Showboat at Showboat's expense on behalf of ACHA as more particularly depicted on Exhibits A and H of this Restated Agreement and as more particularly described at Exhibits F and G of this Restated Agreement. In consideration of this Restated Agreement, ACHA shall convey to Showboat at Closing that portion of Tract 3 identified on Exhibit A of this Restated Agreement as "Portion of Tract 3 to be conveyed to Showboat 1200 SF", see Exhibits A and F, free of any and all restrictions, reverters, or requirements (including development requirements) of any kind, subject only to the restriction that it shall be utilized for purposes of a pedestrian passageway, theming and/or screening in accordance with this Restated Agreement as more particularly described and depicted at Exhibit Q of this Restated

Agreement as well as the Redevelopment Plan and covenants set forth in the deed of conveyance. Subsequent to issuance of a Certificate of Completion, however, Showboat may at its discretion alter the improvements depicted at Exhibit Q provided that such alteration remains consistent with the foregoing restrictions and the height restriction referenced at Paragraph 10(E) of this Restated Agreement. ACHA agrees that immediately upon completion by Showboat of the improvements depicted on Exhibit Q of this Restated Agreement, it shall issue to Showboat a Certificate of Completion for the portion of Tract 3 granted to Showboat. ACHA further agrees that it shall not withhold issuance of such Certificate of Completion for any reason whatsoever other than Showboat's failure to complete such improvements. Should a Certificate of Completion not be issued to Showboat at Closing for any reason, Showboat shall be permitted to request a Certificate of Completion within a reasonable time after Closing.

     Showboat herein acknowledges and agrees that it relinquishes any rights which it may have had, or could have claimed, with respect to Tract 3, with the exception of the Portion of Tract 3 to be conveyed to Showboat-1200 SF (See Exhibit F) pursuant to this Restated

Agreement. Such rights shall include, but not be limited to, those rights identified in the Showboat Development Agreement,
Section 8, wherein special provisions are identified for the possible lease or purchase of Tract 3 by Showboat. To the extent that there is any claim, or may be any claim, that the 80' easement previously identified in paragraph 3 (B) is appurtenant to, part of, or within Tract 3, the parties hereby recognize that ACHA shall have the exclusive right to develop within the areas of the 80' easement and that Showboat hereby acknowledges and agrees that it relinquishes all rights that it may have in that 80' easement. Furthermore, the parties acknowledge that the Use and Occupancy Agreement pertaining to Tract 3 and Block 13, Lot
144.02 on the Tax Map in favor of Showboat shall terminate as of the date of Closing as recited at paragraph 8 of this Restated Agreement and neither Showboat nor ACHA shall have any further obligation with respect to said Use and Occupancy Agreement subsequent to said date except as set forth in this Restated Agreement.

6.   PARCEL 11

Showboat herein specifically relinquishes any and all rights which it may have to develop Parcel 11 for surface and/or structured parking (or for any other use) whether pursuant to any provision of the

Showboat Development Agreement, the TPA or any other agreement with respect to, without limitation, the location of "additional parking" within Parcel 11.

7.   PARCEL 15

ACHA shall convey to Showboat at Closing the area known as Parcel 15 and which is also formerly known as Block 15, Lots 80, 81, 82 , 83, 84 and 85 and United States Avenue, and which is bounded by Atlantic Avenue on the North, Maryland Avenue on the West, Pacific Avenue on the South and realigned Delaware Avenue on the East (now known as Block 15 Lots 88 and 89 on the Tax Map). Parcel 15 is more particularly described in Exhibit L of this
Restated  Agreement.   At Closing and in  consideration  of  this
Restated Agreement FCRC specifically relinquishes any and all rights which it may have to develop Parcel 15 for surface and/or structured parking or for any other purpose whatsoever. The parties acknowledge that Showboat and ACHA entered into a certain lease dated as of December 22, 1994, pursuant to which Showboat leased and currently occupies Parcel 15 for a term ending December 31, 1999. For and in consideration of the following, ACHA shall convey to Showboat at Closing all right, title and interest in Parcel 15:

1.   Conveyance  by Showboat to ACHA of the Portion  of  Tract  1
     described at Exhibit B of this Restated Agreement;

2.   Conveyance  by Showboat to ACHA of the Portion  of  Tract  2
     described at Exhibit D of this Restated Agreement;

3. Conveyance by Showboat to ACHA (and extinguishment) of the 80' easement described at Exhibit M of this Restated
     Agreement;

4.   Intentionally deleted and omitted.

5.   The  grant  by  Showboat to ACHA of  the  easement  for  the
     Combined Service Drive over portions of Tract 1 and Tract  2 to be retained by Showboat as described at Exhibit J of this Restated Agreement;

6. Relinquishment by Showboat of all right, title and interest in and to the sum of $150,000 (together with interest accrued to the date of Closing) currently being held as security deposit by ACHA pursuant to the previously referenced lease of Parcel 15;

7. Showboat's convenant as set forth at paragraph 15(J) of this Restated Agreement;

8. Payment to ACHA at Closing of the sum of one million eight hundred ninety-nine thousand dollars ($1,899,000.00), adjusted as of December 29, 1995, to credit Showboat with:
     (1) interest accrued on the above referenced $150,000.00 Parcel 15 security deposit; and (2) the sum of $10,033.75 representing credit for a portion of the payment made by Showboat to ACHA on or about November 1, 1995, on account of the Use and Occupancy Agreement;

9. Such other agreements and undertakings as provided in this Restated Agreement.

ACHA acknowledges that Showboat has complied with all of the provisions of the Parcel 15 lease and is not in default thereof. Upon conveyance of Parcel 15 by ACHA to Showboat, said Parcel 15 lease shall be of no further force or effect, with the exception of Showboat's obligations set forth at Articles 8 and 9 of the Parcel 15 lease, wherein Showboat covenanted to indemnify and insure ACHA with respect to liability. A true copy of Articles 8 and 9 of the Parcel 15 lease is attached hereto as Exhibit O. It is agreed that such Articles shall survive execution of this Restated Agreement so that ACHA is protected by the provisions of said Articles against claims accruing prior to December 29, 1995, but not thereafter. At Closing, ACHA shall execute on its letterhead the document being in the form of Exhibit P of this Restated Agreement evidencing its surrender of its assignment of a certain certificate of deposit in the amount of $405,000 previously delivered by Showboat to ACHA. ACHA agrees that Showboat has completed Parcel 15 in accordance with the plans submitted to and approved by ACHA. ACHA shall convey title to Parcel 15 which is marketable and insurable at regular rates without material exception and free of all encumbrances, restrictions, requirements or reverters other than requirements set forth in the deed of conveyance (see Exhibit T), the Redevelopment Plan or in applicable land use laws.

8.   TIMING OF CONVEYANCES/TAXES

Showboat  at  its  sole  cost  and expense  has  had  a  Phase  I
Environmental

Site Assessment prepared with respect to Tract 3 and Block 13, Lot 144.02, the 80' easement and the portions of Tracts 1 and 2 to be reconveyed to ACHA pursuant to this Restated Agreement and has delivered a copy thereof to ACHA and FCRC. Showboat shall, prior to Closing, remediate the subject tracts as and to the extent required under applicable law. In addition, from and after Closing, Showboat shall indemnify and hold ACHA harmless from and against any and all loss, cost, damage, claim or expense from the contamination of such tracts which arose during the period of Showboat's ownership or occupancy of the subject tracts.

      The parties acknowledge and agree that the conveyances of property and grants of easements set forth in paragraphs 3, 4, 5, 6, 7 and 10 of this Restated Agreement shall be accomplished by means of simultaneous conveyances by way of deeds dated as of December 29, 1995, in the form of the documents being Exhibits T, U and V of this Restated Agreement. Showboat and ACHA will convey the parcels previously referred to free of all liens and encumbrances and at Closing will execute the customary affidavit of title. The delivery of documents and consideration herein recited ("the Closing") shall take place at the offices of ACHA on December 15, 1995, and shall be effective December 29, 1995. Showboat shall vacate such parcels or tracts on or prior to the date that Showboat is required to convey such parcels or tracts. It is understood, acknowledged and agreed by the parties that with regard to any tracts or parcels conveyed between the parties pursuant to this Restated
Agreement, ACHA shall have no real estate tax liability. Showboat shall pay real property taxes on all parcels which it owns and on the 80' easement until December 31, 1995. Thereafter, the real estate taxes on or attributable to any lands (including the 80' easement) conveyed by Showboat to ACHA pursuant to this Restated Agreement, shall be paid by FCRC in accordance with this Restated Agreement. Showboat and FCRC herein acknowledge that ACHA is a tax exempt public entity which shall have no obligation for any real estate taxes.

9.   PRIOR AGREEMENTS

          (A) Prior Showboat-ACHA Agreements. Notwithstanding any provisions in this Restated Agreement to the contrary, the following provisions of The Showboat Development Agreement, true copies of which are annexed hereto as Exhibit W, shall survive Closing and shall be binding on Showboat and ACHA: (1) Paragraphs 8(h), 8(i), 8(k) and 8(q) of Part I of the Showboat Development Agreement; (2) Paragraph 801 of Part II of the Showboat Development Agreement.

          (B) Prior FCRC - ACHA Agreements. In addition to any other provisions contained in this Restated Agreement, ACHA and FCRC intend to be bound by the provisions of the FCRC Development Agreement which is currently in effect subject to the following:

                1. FCRC relinquishes any rights that it may have pursuant to the FCRC Development Agreement to any property that Showboat is retaining pursuant to this Restated Agreement. FCRC further agrees that it releases ACHA with regard to any claims or liability which FCRC could have asserted against ACHA with regard to any property that Showboat is retaining pursuant to this Restated Agreement.

                2. FCRC and ACHA shall attempt to enter into a Ground Lease on or before June 30, 1996. In the event that FCRC and ACHA do not enter into a Ground Lease by such date for any reason, the Board of Commissioners of ACHA shall have the right, in their sole discretion, to adopt a resolution terminating the FCRC Development Agreement ("Terminating Resolution"). In the event that ACHA adopts a Terminating Resolution, FCRC and

                    ACHA agree that the FCRC Development Agreement shall terminate as of the date the Terminating Resolution is adopted, that they shall have no further responsibility to each other, that FCRC unconditionally relinquishes any interest it may have had in the FCRC Development Agreement and property described in the FCRC Development Agreement and that they release each other from any and all claims that they may have against each other except as provided for in Paragraph 4(a) of the FCRC Development Agreement with regard to real estate taxes and the real estate tax escrow. In the event that the FCRC Development Agreement is terminated whether by ACHA adopting a Terminating Resolution or FCRC notifying ACHA of its election to terminate the FCRC Development Agreement before ACHA adopts a Terminating Resolution and, in either event, FCRC executes a release by September 30, 1996, providing that FCRC unconditionally relinquishes any interest it may have had in the FCRC Development Agreement and the property described in the FCRC Development Agreement and that

                    FCRC releases ACHA from any and all claims FCRC may have against ACHA except as provided for in paragraph 4(a) of the FCRC Development Agreement with regard to real estate taxes and real estate tax escrow ("the Release"), then ACHA shall return the deposit made by FCRC pursuant to Paragraph 4(a) of the FCRC Development Agreement, or any unapplied portion thereof, on or before December 1, 1996. ACHA agrees that in the event the FCRC Development Agreement is terminated as provided above and FCRC executes the Release on or prior to September 30, 1996, the tax escrow deposit may only be applied to the real estate taxes assessed and actually payable for the 1996 tax year, that is, the period from January 1, 1996, through December 31, 1996. FCRC and ACHA agree, however, that this Restated Agreement shall not constitute an "...agreement...to allow Showboat to continue to own the property in question..." within the meaning of Paragraph 4(a) of the FCRC Development Agreement. FCRC and ACHA further agree that with regard to the June 30, 1996, date in this paragraph,

                    TIME IS OF THE ESSENCE and this date shall not be subject to to cure periods, default provisions or unavoidable delays pursuant to the FCRC Development Agreement. The Board of Commissioners of ACHA reserves the right in its sole discretion and upon such terms as ACHA determines are reasonable, to extend the June 30, 1996, deadline through the adoption of a Resolution prior to June 30, 1996, authorizing an extension of the June 30, 1996, deadline.

                3. FCRC and ACHA agree that an "Unavoidable Delay" within the meaning of the FCRC Development Agreement of nine months has occured as a result of the Showboat litigation. As a result, in accordance with the FCRC Development Agreement, various dates in the FCRC Development Agreement shall be adjusted. By way of illustration, with respect to ACHA's right to sublease pursuant to Paragraph 4(c)(viii) the date will extended to July 1, 1996.

10.  ENTRANCE DRIVE ISSUES

The   parties  acknowledge   and  agree  that  the  FCRC  project
contemplates
a combined fire and service access drive to be constructed on the land specifically identified at Exhibit A of this Restated Agreement as "Fire Accessway, Service Road and Utility Easement", which is more particularly described at Exhibit S of this Restated Agreement. This constructed driveway shall be hereinafter referred to as the "Combined Service Drive." The parties acknowledge and agree that FCRC's obligations under this Paragraph 10 are conditioned upon its execution of a Ground Lease with ACHA. Nothing in the preceding sentence, however, shall relieve any successor developer of FCRC of the obligations as set forth in this Paragraph 10. The parties also acknowledge and agree that the Combined Service Drive is being provided for purposes of providing fire and emergency access to the FCRC project and for the delivery of various items needed to service that facility. Likewise, a portion of the Combined Service Drive will be used by Showboat to accommodate the delivery needs of a portion of its facility located adjacent to the Combined Service Drive (to the extent feasible and not inconsistent with the purpose of providing delivery access to the FCRC project) and also to provide fire access and emergency egress for the Showboat facility. More specifically, this facility includes the Phase I Hotel Tower and may, in the future, also include a Phase II Hotel Tower which may be constructed pursuant to paragraph 11 of this Restated Agreement. The parties acknowledge and agree that construction of this Combined Service Drive to be utilized by both FCRC and Showboat shall require the revision of certain rights and facilities as follows:

     (A)  Transfer of Land

The parties acknowledge and agree that it will be necessary to transfer, or to grant easements over, certain parcels currently owned or under the control of Showboat in order to accomplish the construction of the Combined Service Drive. The area within which the easement shall be granted is more particularly depicted on Exhibit A of this Restated Agreement and identified thereon as "3243.52 SF P/O service road to be retained by Showboat" as is more particularly described on Exhibit J of this Restated Agreement. There shall be no monetary consideration for the granting of this easement to ACHA. Subsequent thereto, the parties acknowledge and agree that the easement identified herein may be assigned from or rights otherwise granted therein from ACHA to FCRC.

     (B)  Use

The Combined Service Drive shall be constructed by FCRC within lands owned by ACHA or within lands owned by Showboat or to which Showboat has granted ACHA an easement respectively and may be used by FCRC for purposes of providing access for deliveries and other service requirements to the FCRC project as such project may be modified or expanded, and for the construction, installation, maintenance, repair, replacement and relocation of subterranean utilities, including without limitation water and sewer lines and drains. FCRC will require its general contractor for the Combined Service Drive to deliver to Showboat a certificate evidencing general liability insurance and naming Showboat as additional insured for any work to be done on or under the land described at Exhibit J. As stated above, Showboat shall also have a non-exclusive easement to use a portion of the Combined Service Drive identified more particularly at Exhibit S of this Restated Agreement for purposes of providing for vehicular access for deliveries and service requirements to a portion of its facility. In addition, the easement granted by ACHA (with respect to both the land owned by ACHA and the land over which ACHA has an easement from Showboat) shall permit the Combined Service Drive to be used by both FCRC and Showboat for the following purposes:
(1) fire or emergency access required by law or any governmental entity; (2) the maintenance and repair of utilities or other public improvements including beach and boardwalk maintenance in favor of governmental entities and utility companies; and (3) pedestrian access to the beach and boardwalk. Such easement shall be conveyed to Showboat by ACHA at Closing and shall be in the form as appears as Exhibit U to this Restated Agreement. Showboat and FCRC will indemnify, defend and hold ACHA harmless for any and all claims or suits for personal injury or property damage arising out of the utilization of the Combined Service

Drive (or Interim Combined Service Drive as the case may be) by their respective contractors, agents invitees, guests or employees. The parties also anticipate and recognize Showboat's need for loading dock access and fire/emergency egress for its facility prior to construction of the Combined Service Drive but subsequent to Closing. Therefore, ACHA's grant of easement over the area in which the Combined Service Drive will be constructed (see Exhibit S of this Restated Agreement) will include Showboat's right to utilize such area for such purposes prior to completion of construction of the Combined Service Drive. The pre-constructed Combined Service Drive shall hereinafter be referred to as the Interim Combined Service Drive. In the event that the Interim Combined Service Drive becomes impassable due to construction by FCRC, ACHA shall grant to Showboat a non-exclusive license to utilize a 24 foot wide access-way to be designated by ACHA to provide for vehicular access to Showboat's delivery area. FCRC agrees that it shall make a good faith effort to limit deliveries for the retail portion of the FCRC project using the Combined Service Drive to normal weekday business hours (Monday through Friday, 7:00 a.m. to 5:30 p.m.) except for emergency or extraordinary circumstances. Such efforts shall be undertaken by FCRC by enforcement of its rules and regulations for the tenants or other occupants in the retail portion of the FCRC project which shall limit times of delivery as set forth above.

     (C)  Cost of Combined Service Drive and Interim

          Combined Service Drive

It shall be the sole responsibility of FCRC to construct and bear the cost of the Combined Service Drive. Such costs shall include any taxes assessed on portions of the Combined Service Drive constructed over lands owned (or to be owned) by ACHA and relocation of utilities required to accommodate FCRC's construction. In the event that a regulatory authority requires a design change in the Combined Service Drive for purposes of providing adequate fire access and emergency egress for the Showboat facility as it exists on the effective date of this Restated Agreement, FCRC shall bear the cost for such design changes. Except as set forth in the preceding sentence, any modification of the design and construction of the Combined Service Drive at the request of Showboat which differs from that design shown at Exhibit A, shall be subject to the approval of ACHA and FCRC (which approval shall not be unreasonably withheld) and shall be at the sole cost and expense of Showboat. Notwithstanding the foregoing, however, in the event that Showboat desires to use the Combined Service Drive to serve the Phase II Tower, if such additional use, when considered together with existing use and the actual use of the FCRC project, would require any improvements or modification to the Combined Service Drive, such improvements or modifications shall be subject to the approval of ACHA and FCRC, not to be unreasonably withheld or delayed, and shall be performed at Showboat's cost and expense, including the cost of obtaining any permits or approvals in connection therewith. ACHA and FCRC shall inform Showboat in writing within 45 days of receipt by ACHA and FCRC of Showboat's written request for any design change (which request must be accompanied by plans and other information reasonably required to evaluate such request) of their respective positions on any such request, specifying with particularity the reasons for withholding any approval. The work shall be performed by FCRC, or, at FCRC's election, by Showboat. Any approved modification or improvement will be performed in a manner which will not unreasonably interfere with the use of the Combined Service Drive by ACHA, FCRC or Showboat. Showboat shall be responsible for its reasonable allocation, based on usage, of the costs of repair and maintaining the Combined Service Drive but in no event shall such share exceed 50% of the total costs of such maintenance. In the event that Showboat elects to cause any improvements to be made upon the Interim Combined Service Drive, such improvements shall be at Showboat's sole cost and expense.

     (D)  Loading Dock

The parties acknowledge and agree, pursuant to the previous memoranda and agreements entered into by them, that Showboat was permitted to have access to its loading dock located next to its facility in the vicinity of the Phase I Hotel Tower. Pursuant to these previous agreements, Showboat was to reconfigure such loading dock to accommodate the concerns of both Showboat and FCRC in the development of the FCRC project and the service entrances to be used therewith. Pursuant to this Restated Agreement, the parties acknowledge that the proposed FCRC project will be constructed such that Showboat will have access to its loading dock through the Interim Combined Service Drive or Combined Service Drive. However, to the extent that Showboat requires that its current or proposed loading dock be relocated as a result of the design of the FCRC project, it is the sole obligation of Showboat to undertake any such redesign, reconstruction and cost of relocating or reconfiguring its loading dock. FCRC shall have no responsibility to contribute to the cost of any such reconfiguration but agrees to work in concert with Showboat in order to accommodate any reconfiguration which may be necessary during the construction of the FCRC project.

     (E)  Configuration and Construction of the Combined Service
          Drive

The parties acknowledge and agree that the Interim Combined Service Drive and the Combined Service Drive shall be located as depicted on Exhibit A and as described at Exhibit S of this Restated Agreement. FCRC acknowledges and agrees that since the Combined Service Drive is to be located near Showboat's primary entrance for the public, Showboat is concerned that the configuration and construction of the Combined Service Drive be accomplished in such a way as to minimize impacts upon Showboat's primary entrance. Accordingly, FCRC and

Showboat agree that they will cooperate with each other and coordinate their design efforts for the intersection of the proposed Combined Service Drive with Pacific Avenue, in order to develop screening and entry features that are compatible with the designs and operational needs of each party's facility. Showboat agrees that any screening feature which it constructs will be limited in height to the height of the FCRC project building height in front of which it is constructed. Showboat shall bear the sole cost and expense of any screening erected on its property. To the extent that Showboat and FCRC cannot agree to any particular item involved in the development of the designs for the Combined Service Drive or the screening and entry features contained within that area, either party may, by notice to the other parties, submit such dispute to be conclusively determined by the dispute resolution procedure set forth in paragraph 13 to this Restated Agreement.

     11.  PHASE II HOTEL TOWER

The parties acknowledge and agree that the prior memoranda and agreements discuss and give certain rights to Showboat with respect to the construction of a second hotel tower adjacent to the Phase I Tower. This second tower shall be hereinafter referred to as the "Phase II Tower". Pursuant to agreements reached herein, FCRC, Showboat and ACHA agree that the Phase II Tower location, should

Showboat at some point in the future in its sole and absolute discretion decide to build it, will be constructed on portions of Tract 1 and Tract 2 to be retained by Showboat. Although the precise location of the Phase II Tower cannot be certainly stated at this time, the parties anticipate that the Phase II Tower will extend to the common property line. Showboat and FCRC agree to cooperate to coordinate construction of their respective facilities so as to promote and achieve the most expeditious and economical construction schedule possible. Such specific items shall include, but not be limited to, the foundations, supports and pillars required, and the other facilities needed for, the eventual construction of the Phase II Tower.

In order for Showboat ultimately to construct its Phase II Hotel Tower, FCRC and Showboat recognize and agree that it will be necessary for Showboat, prior to or contemporaneous with, FCRC's construction, to install certain support structures and foundations on Showboat's property adjacent to the Combined Service Drive. Such support structures and foundations will occupy an area extending from the sub-surface up to and possibly exceeding 28.25 feet Mean Sea Level. Neither the construction, use nor maintenance of the foundations and support structures shall substantially interfere with the use of the

Combined Service Drive for its intended purposes. Such foundations and support structures shall not be shared with or used by FCRC in any way and shall be and remain the exclusive property of Showboat. In order to facilitate and coordinate Showboat's construction of said foundations and support structures with FCRC's construction, FCRC will provide Showboat with its construction schedule pertinent to the Combined Service Drive as soon as such schedule becomes available. Showboat in turn shall provide FCRC with its construction schedule pertinent to the aforesaid foundations and support structures as soon as such schedule becomes available. FCRC and Showboat shall allow each other's contractors reasonable access to all areas of the construction site reasonably required for each party's construction efforts provided, however, that neither contractor impedes or delays the progress of the other. All such access shall be at the risk of the party entering. FCRC and Showboat shall also allow each other's architects, contractors or engineers to make inspections of the construction site and of the work in progress or completed thereon.

12.  VACATION OF RECONVEYED TRACTS BY SHOWBOAT

In recognition of the agreements reached herein with regard to the use of the various portions of the UURT by FCRC, Showboat acknowledges that it shall be required to vacate certain portions of the UURT which will be reconveyed to ACHA pursuant to the terms of this Restated

Agreement as well as Tract 3 and Block 13, Lot 144.02 on the Tax Map. Consistent with the provisions and acknowledgments herein, Showboat shall vacate such portions of the UURT immediately upon consummation of the conveyances herein described. At the time of reconveyance by Showboat, the parcels so reconveyed shall be free and clear of all liens, encumbrances, leases or occupancy rights, vacant and cleared of all debris, improvements or personal property, subject to the existence of: (1) any subterranean utilities, fixtures or items previously approved by ACHA; (2) and subterranean utilities, fixtures or items existing as of July 7, 1993; and (3) surface improvements currently on the 80' easement. As to the foregoing items (1) ,(2) and (3), Showboat shall have no obligation to remove or clear. Showboat agrees that it shall not have any claim against FCRC or ACHA for the loss of value of any improvements or personal property remaining on the property after the date for reconveyance. Showboat shall deliver such property to ACHA in accordance with the provisions of paragraph 8 of this Restated Agreement. FCRC agrees to accept from ACHA the parcels in the same condition as ACHA received them from Showboat. ACHA currently holds the sum of seventy five thousand dollars ($75,000.00) which Showboat has delivered to ACHA as a security deposit pursuant to the Use and Occupancy Agreement. ACHA and Showboat agree that ACHA shall continue to hold such $75,000.00 to secure the performance of Showboat pursuant to the provisions of this paragraph 12. ACHA shall deliver to Showboat said $75,000.00 immediately upon satisfactory inspection by ACHA of the subject tracts provided that ACHA in its reasonable discretion is satisfied that Showboat has complied with the provisions of this paragraph 12.

     13.  DISPUTE RESOLUTION

FCRC and Showboat acknowledge that this Restated Agreement calls for their cooperation with regard to coordination of the construction and use of the Combined Service Drive. Accordingly, should such cooperation with respect to any one issue not result in an agreement between FCRC and Showboat as to how to resolve that issue, FCRC and Showboat are herein providing for a methodology to resolve as expeditiously and economically as possible any disputes which cannot be determined by their cooperation. Any such dispute which cannot be resolved by FCRC and Showboat shall be conclusively determined by an arbitration panel consisting of one arbitrator selected by Showboat, one by FCRC and a third selected by the first two arbitrators ("the
Panel"). In any instance of this Restated Agreement where arbitration is specified for the resolution of a dispute, the party requesting arbitration shall do so by giving notice to that effect to the other party, specifying in said notice the nature of the dispute, and said dispute shall be determined by three arbitrators designated as hereinafter provided. The party requesting arbitration shall designate in its notice requesting such arbitration an arbitrator, giving his/her name and address. The other party shall, within ten days after the effective date of such notice, designate by notice to the party requesting such arbitration a second arbitrator, giving his/her name and address. The two arbitrators so designated shall within ten days after the effective date of the notice designating the second arbitrator designate a third arbitrator. If a party who has the right to appoint an arbitrator pursuant to the preceding sentence fails or neglects to do so, then the other party (or if the two arbitrators appointed by the parties fail to appoint a third arbitrator when required hereunder, then either party) may apply to any court of competent jurisdiction to appoint such arbitrator. The three arbitrators shall proceed promptly to the resolution of the dispute. The arbitrators shall conduct the arbitration in accordance with the Commercial Rules of the American Arbitration Association (or successor organization) then in effect. Upon selection of the Panel to make a determination under this Restated Agreement, and upon acceptance by the Panel of that responsibility, the following procedure shall apply:

(1) Upon presentation of the issue in dispute to the Panel tomake a determination, the Panel shall be designated as a arbitrator of the outstanding issues between FCRC and Showboat.

(2) Within seven (7) days of notification to the Panel that it shall be called upon to decide any issue in dispute, FCRC and Showboat shall present to the Panel and to each other their respective positions in writing, including an explanation of how each party's position was calculated and any written documentation to support such position.

(3) Within seven (7) days of receiving the information set forth in paragraph 2, the Panel shall meet with FCRC and Showboat to discuss the issues, at which time, the Panel may request any additional information which it feels is needed to render a decision. Such meeting shall be informal and shall not be conducted as an adversarial proceeding nor shall the Rules of Evidence under the laws of the State of New Jersey apply. At this meeting, FCRC and Showboat may also present any additional information which they feel is relevant.

(4) Within fifteen (15) days of conducting the meeting as set forth in paragraph 3, the Panel shall render its decision in writing to both FCRC and Showboat, with a copy to ACHA. If the Panel cannot agree within fifteen days upon a resolution, the third arbitrator shall determine the dispute, unless all of the arbitrators agree to extend the determination period, but in no event longer than an additional fifteen days. Said decision shall be binding and unappealable as to both FCRC and Showboat and shall be considered a final decision reached through binding arbitration under the laws of the State of New Jersey.

(5) When appropriate, Showboat and FCRC may agree to an alternative form of dispute resolution if such alternative form is identified in writing and agreed to by both FCRC and Showboat.

(6)   FCRC  and  Showboat  shall  share  equally  the  costs   of
conducting any dispute resolution procedure pursuant to this paragraph.

(7) ACHA shall be notified of any dispute submitted to arbitration or dispute resolution and shall receive copies of all documents submitted as part of the arbitration or dispute resolution process. ACHA shall have the right to observe any arbitration or dispute resolution proceedings and Showboat and FCRC shall provide ACHA with notice of the outcome thereof.

14.  ASSIGNMENT

     (A)  Assignment by FCRC and Showboat

Showboat and FCRC acknowledge and agree that each has the right to assign this Restated Agreement, in whole or in part, subject to the prior written approval of ACHA.

     (B)  Assignment by ACHA

Subject  to  the provisions of the following sentence,  ACHA  may assign
this Restated Agreement, or any interest therein, without the prior written consent of FCRC and Showboat. Notwithstanding the foregoing, ACHA may not assign, delegate, sub-contract or otherwise dispose of any of its "ACHA Functions" (as hereinafter defined) unless such disposition is to a governmental entity and any attempt to do so in violation of the foregoing shall be null and void. For purposes of this section 14 (B), the term "ACHA Functions" shall mean any rights, remedies, responsibilities or obligations under this Restated Agreement with respect to: (i)
review and approval of FCRC's plans, designs, finishes and materials for any improvements; (ii) the issuance of Certificate(s) of Completion for any improvements; (iii)
enforcement  of  the  Redevelopment Plan as  it  relates  to  the parcels or tracts, or any part thereof, or of the affirmative action requirements of the Redevelopment Plan. Notwithstanding the foregoing, ACHA reserves the right to delegate or sub-contract, to one or more parties acting on ACHA's behalf, anything other than the ultimate responsibility for and decision making with respect to the ACHA Functions.

     (C)  Binding Effect

This Restated Agreement shall be binding upon and inure to the benefit of ACHA, FCRC and Showboat and their respective heirs, executors, administrators, successors and assigns. However, in the event that after FCRC commences development, ACHA terminates the FCRC Development Agreement, ACHA or its successor or assigns shall have the right but not the obligation to complete the FCRC project and/or fulfill any of FCRC's obligations pursuant to this Restated Agreement, except that any successor or assigned must be bound to complete construction of the Combined Service Drive.

15.  MISCELLANEOUS

(A) FCRC agrees that its project shall not exceed fifty-two (52) feet mean sea level in height within twenty-four (24) feet of Showboat's property line as depicted at Exhibit N of this Restated Agreement.

(B) It is also acknowledged and agreed that there may be a desire by FCRC and Showboat to construct a connecting pedestrian bridge between the proposed FCRC project and the existing Showboat Casino Hotel facility to permit patrons to move between those facilities. The location of any pedestrian bridge(s) connecting the two facilities shall be mutually agreed upon by FCRC and Showboat subject to approval by ACHA. The cost of such pedestrian bridge(s), if constructed, shall be borne equally by FCRC and Showboat.

(C) The parties anticipate that construction of the FCRC project will require excavation and relocation of utilities currently serving the Showboat facility. Such utilities include water, sewer, drainage, electricity and other subterranean utilities. To the extent that any utilities or other facilities or improvements may need to be relocated as a result of the reconveyance of the Tracts and the 80' easement identified herein by Showboat to ACHA and the subsequent conveyance by ACHA to FCRC, and in order to accommodate the FCRC project, the expense for such relocation shall be the sole and exclusive obligation of FCRC. Neither Showboat nor ACHA undertakes any obligation whatsoever to pay for any such relocation. However, this responsibility shall not include any utility or facility relocation required to be undertaken as a result of any decision by Showboat, pursuant to paragraph 11 hereof, to construct the Phase II Tower. Showboat shall have the right to review and reasonably approve the design, the method and timing of the relocation of any utilities that are tied into the Showboat facilities in order to insure that such relocation will not unreasonably interrupt utility service to the Showboat Casino Hotel. Showboat shall respond to any written request for relocation of utilities within thirty days of receipt. Any such request must be accompanied by plans and other information reasonable required to evaluate such requests. If Showboat decides not to approve any such request, its response will include a reasonably detailed explanation for its refusal to so approve.

(D)  (Intentionaly deleted and omitted).

(E) The parties agree that this Restated Agreement may be recorded in the Office of the Atlantic County Clerk.

(F) Any notices consents, requests or approvals which are required to be given with respect to any portion of this Restated Agreement shall be given in writing by way of ordinary United States mail by the party giving such notice to both other parties to this Restated Agreement addressed as follows:

          As to Showboat:     P.O. Box 840
                              Atlantic City, NJ 08401
                              Attention: Legal Department

          As to ACHA:         227 N. Vermont Avenue
                              P.O. Box 1258
                              Atlantic City, NJ 08404
                              Attention: Executive Director

          As to FCRC:         One Metro Tech Center, North
                              Brooklyn, NY 11201
                              Attention: Legal Department


(G) This Restated Agreement shall be governed by and construed under the laws of the State of New Jersey.

(H) This Restated Agreement constitutes the entire understanding among the parties and may only be amended by a writing executed by all the parties. The parties affirm that there are no other agreements between Showboat and ACHA or Showboat and FCRC, with respect to the issues addressed herein.

(I) This Restated Agreement may be executed in counterparts at different locations or by signature of any of the parties transmitted by an electronic means such as telecopier (fax), and execution by such means shall bind the parties in the same manner as if executed in person on the date of this Restated Agreement.

(J) Showboat acknowledges that FCRC desires to obtain funding for certain portions of its project from the Casino Reinvestment Development Authority ("CRDA"). Showboat is willing to assist construction of FCRC's project and in furtherance thereof will provide or cause to be provided CRDA funds, in the form of a grant in an amount equal to $2.5 million, toward construction of the planned community facilities, including but not limited to the skating rink, providing that in no event will Showboat make any cash outlay on account of any portion of the FCRC project and its financial assistance will be strictly limited to utilization of available CRDA funds not to exceed the aforesaid $2.5 million. Showboat agrees not to take any action to otherwise encumber such funds for a period of three years from the date of this Restated Agreement. In addition, Showboat, so long as there is no expense incurred by it, will render its cooperation and assistance to FCRC in obtaining any discretionary or "pool" CRDA funds from CRDA. Showboat's interest in such "pool" CRDA funds shall not be considered an expense incurred by Showboat for purposes of the preceding sentence. Showboat makes no warranty or representation that any funding described in this paragraph 15(J) will be approved by the CRDA for the use herein contemplated and Showboat's covenant herein shall be limited solely to making the appropriate applications to CRDA in furtherance of the purposes herein described and otherwise acting in good faith with respect to its obligations as set forth herein.

(K)   The  parties  acknowledge  and  agree  that  this  Restated
Agreement is
intended, among other things, to memorialize the settlement between them of those issues raised in those lawsuits now pending between and among them being Atlantic City Showboat, Inc. v.
Housing Authority and Urban Redevelopment Agency of the City of Atlantic City and Forest City Ratner Companies, bearing Docket Numbers ATL-L-00811-95-PW and ATL-L-001898-95-PW. The parties hereby agree to stipulate to the dismissal of the above-referenced lawsuits with prejudice, together with all counter-claims, within five business days of Closing as described in paragraph 8 of this Restated Agreement. The parties at the same time will exchange mutual releases in the form set forth at Exhibit R of this Restated Agreement.

(L) Notwithstanding any presumptions to the contrary, all covenants, conditions and representations contained in this Restated Agreement, which, by their nature, implictly or expressly, involved performance, in any particular, after Closing, or which cannot be ascertained to have been fully performed until after Closing, shall survive Closing to the extent provided in this Restated Agreement and the deeds delivered pursuant hereto.

                      AMENDED AND RESTATED
               TRI-PARTY AGREEMENT SIGNATURE PAGE




ATTEST:                       ATLANTIC CITY SHOWBOAT, INC.



/s/ Luther G. Anderson     By: /s/ Herbert R. Wolfe
Luther G. Anderson             Herbert R. Wolfe
Assistant Secretary            President and Chief Executive
                                Officer


STATE OF NEW JERSEY :
                    : SS
COUNTY OF ATLANTIC  :

      BE IT REMEMBERED, that on this 14th day of December, 1995, before me, the subscriber, personally appeared Herbert R. Wolfe who I am satisfied is the person who signed the within instrument as President Chief Executive Officer of Atlantic City Showboat, Inc., the corporation named therein, and he acknowledged that he signed, sealed with the corporate seal and delivered the same as such officer aforesaid, and that the within instrument is the voluntary act and deed of such corporation, made by virtue of a Resolution of its Board of Directors.

                                       /s/ Cynthia C. Stern

                      AMENDED AND RESTATED
               TRI-PARTY AGREEMENT SIGNATURE PAGE





ATTEST:                     HOUSING AUTHORITY
                            AND URBAN REDEVELOPMENT AGENCY OF THE
                            CITY OF ATLANTIC CITY


/s/                         By: /s/ John P. Whittington
Secretary                       John P. Whittington, Chairman




STATE OF NEW JERSEY :
                       SS
COUNTY OF ATLANTIC  :

      BE IT REMEMBERED, that on this 14th day of December, 1995, before me, the subscriber, personally appeared John P. Whittington who I am satisfied is the person who signed the within instrument as Chairman of ATLANTIC CITY HOUSING AUTHORITY AND URBAN REDEVELOPMENT AGENCY, the Agency named therein, and he acknowledged that he signed, sealed with the Agency's seal and delivered the same as such officer aforesaid, and that the within instrument is the voluntary act and deed of such Agency, made by virtue of a Resolution of its Members.

                                       /s/ John F. Glowacki

                      AMENDED AND RESTATED
               TRI-PARTY AGREEMENT SIGNATURE PAGE



                                FOREST CITY RATNER COMPANIES
ATTEST:                         BY RATNER GROUP, INC.,
                                GENERAL PARTNER



/s/                             By: /s/ Bruce C. Ratner
Secretary                           Bruce C. Ratner, President




STATE OF NEW YORK   :
                    : SS
COUNTY OF KINGS     :

      BE IT REMEMBERED, that on this 14th day of December, 1995, before me, the subscriber, personally appeared Bruce C. Ratner who I am satisfied is the person who signed the within instrument as President of Ratner Group, Inc., a corporation which is general partner of Forest City Ratner Companies, and he acknowledged that he signed, sealed with the corporate seal and delivered the same as aforesaid officer, and that the within instrument is the voluntary act and deed of such corporation, made by virtue of a Resolution of its Board of Directors.

                                       /s/ Concepcion C. Balinong

                                           Prepared by:
Record and return to
Arthur E. Sklar, Esq.
Levine, Steller, Sklar, Chan,
 Brodsky & Donnelly, P.A.                  ______________________
3030 Atlantic Avenue                       Arthur Sklar, Esquire
Atlantic City, NJ 08401



              RELEASE OF PART OF MORTGAGED PROPERTY
                               AND
                     SUBORDINATION AGREEMENT


      THIS AGREEMENT is made as of the 14th day of December, 1995 by and between IBJ Schroder Bank & Trust Company (as Trustee), whose address is One State Street, New York, New York 10004 (hereinafter referred to as "Mortgagee") and Atlantic City Showboat, Inc. whose address is 801 Boardwalk, Atlantic City, New Jersey 08401 (hereinafter referred to as "Mortgagor").

                      W I T N E S S E T H:

BACKGROUND

      A. Mortgagor executed and delivered to Mortgagee (i) a Leasehold Mortgage, Assignment of Rents and Security Agreement dated as of May 18, 1993, recorded May 19, 1993 in the Office of the Clerk of Atlantic County (the "Clerk's Office") in Mortgage Book 5028, page 1, as amended by First Amendment to the Leasehold Mortgage, Assignment of Rents and Security agreement dated July 9, 1993, recorded July 28, 1993 in the Clerk's Office in Mortgage Book 5095, page 209 and Second Amendment to the Leasehold Mortgage, Assignment of Rents and Security Agreement dated July 6, 1995, recorded September 14, 1995 in the Clerk's Office in Mortgage Book 5702, page 223 and (ii) an Assignment of Leases and Rents dated May 18, 1993, recorded May 19, 1993 in the Clerk's office in Mortgage Book 5028, page 66 (together, the "Trust Mortgage"). Mortgagee also holds an obligation for the payment of an indebtedness that is secured by the Trust Mortgage.

      B. Mortgagor executed and delivered to Showboat, Inc., a Nevada corporation (i) a Leasehold Mortgage, Assignment of Rents and Security Agreement dated May 18, 1993, recorded May 19, 1993 in the Clerk's Office in Mortgage Book 5028, page 79, amended by First Amendment to the Leasehold Mortgage, Assignment of Rents and Security Agreement dated July 9, 1993, recorded July 28, 1993 in Mortgage Book 5095, page 26 and amended by Second Amendment to the Leasehold Mortgage, Assignment of Rents and Security Agreement date July 6, 1995, recorded September 14, 1995 in the Clerk's Office in Mortgage book 5702, page 236 and (ii) an Assignment of Rents and Leases dated May 18, 1993, recorded in the Clerk's Office in Mortgage Book 5028, page 144 (together, the "Assigned Mortgage"). The Assigned Mortgage was assigned by Showboat, Inc. to Mortgagee by assignment dated May 18, 1993, recorded May 29, 1993 in the Clerk's Office in Assignment Book 624, page 195. Mortgagee also holds an obligation for the payment of an indebtedness that is secured by the Assigned Mortgage.

      C. Pursuant to a Tri-Party Agreement among Mortgagor, the Housing Authority and Urban Redevelopment Agency of the City of Atlantic City (the "Housing Authority") and Forest City Ratner dated December 7, 1995 (the "Tri-Party Agreement"), Mortgagor agreed to convey to the Housing Authority (i) certain land and premises more particularly described on Exhibit "A" attached hereto and made a part hereof (the "Release Parcels") and (ii) an easement over a portion of lands and premises owned by Mortgagor more particularly described on Exhibit "B" attached hereto and made a part hereof (the "Easement Parcel") and the Housing Authority has agreed to convey to Mortgagor the land and premises described on Exhibit "C" attached hereto and made a part hereof (the "Authority Lands").

      D. On December 6, 1995, the Planning Board of Atlantic City approved the re-subdivision of Lots 144.03, 144.04, 144.05 and 144.06 in Block 13 on the Tax Map of the City of Atlantic City as reflected on a subdivision plan prepared by Arthur W. Ponzio Co. & Associates, Inc., last revised November 7, 1995 (the "Subdivision Plat"). The Subdivision Plat has been, or is about to be filed, in the Clerk's Office.

      E. Mortgagor has requested Mortgagee to release the Release Parcels encumbered by the Trust Mortgage and the Assigned
Mortgage and to subordinate the lien of the Trust Mortgage and the Assigned Mortgage to the Easement Parcel.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

      1.    Recitals.   The recitals set forth above  are  hereby
incorporated in their entirety as if fully set forth at length.

      2.   Release of Part of Mortgaged Premises:  Subordination.

           2.1 Mortgagee hereby releases the Release Parcels from the lien of the Trust Mortgage and the Assigned Mortgage. The Release Parcels include (a) the land, (b) all buildings and other improvements that are located on the land, (c) all fixtures that are attached to the land or buildings, if any, and (d) all other present rights of Mortgagee relating to the Release Parcels.

           2.2 The rest of the property (not released) described in the Trust Mortgage and the Assigned Mortgage remains subject to the lien of such mortgages.

           2.3 Subordination   to   Easement.   Mortgagee  hereby
subordinates  the  lien of the Trust Mortgage  and  the  Assigned
Mortgage to the Easement Parcel for the uses and purposes described therein.

      3. Successors and Assigns. This Agreement inures to the benefit of Mortgagor and is binding upon Mortgagee and their respective successors and assigns.

      IN WITNESS WHEREOF, the undersigned has caused these presents to be executed the day and year first above written.



ATTEST:                       IBJ SCHRODER BANK & TRUST COMPANY,
                              as Trustee


________________________      By:________________________________
             , Secretary                         , Vice-President



STATE OF NEW JERSEY    :
                       : ss
COUNTY OF ATLANTIC     :

      BE IT REMEMBERED that on this_______ day of December, 1995, before me, the subscriber, a Notary Public of New Jersey, personally appeared __________________________________________, who, I am satisfied is the person who signed the within instrument as Vice-President of IBJ Schroder Bank & Trust Company, as trustee, the corporation named therein, and he thereupon acknowledged that the said instrument made by the corporation and seal with its corporate seal, was signed, sealed with the corporate seal and delivered by him as such officer, and is the voluntary act and deed of the corporation, as trustee.



                             ____________________________________

TRACT  B  (Identified  in  the Restated  Agreement  as  "The  80'
Easement")

BEGINNING  at  a point in the westerly line of New Jersey  Avenue
(50' wide), South 27 degrees, 28'00" seconds east a distance of 862.00' from the southerly line of Pacific Avenue (60' wide), and extending from said beginning point; thence

          1. South 27 degrees, 28'00" east in and along the westerly line of New Jersey Avenue a distance of 80.00' to a point; thence

          2. South 62 degrees, 32'00" west a distance of 140.00' to a point; thence

          3. North 27 degrees, 28'00" west a distance of 80.00' to a point; thence

          4. North 62 degrees, 32'00" east a distance of 140.00' to the point and place of BEGINNING

     CONTAINING an area of 11,200 square feet and being Block 13, Lot 144.06 on the Tax Map of the City of Atlantic City as it existed on November 1, 1995, and also being the lands and premises over which a certain easement was granted to Grantor by Grantee by deed dated July 7, 1993, and recorded in the Atlantic County Clerk's Office in deed book 5524, page 201 et seq.

                            Exhibit A

TRACT  A  (Identified in the Restated Agreement  as  "Portion  of
Tract 1 to be conveyed to ACHA-7,333.57SF")

Beginning at a point being South 62 degrees 32'00" West, 140.00' from the westerly line of New Jersey Avenue (50.00' wide), and South 27 degrees 28'00" East, 445.00' from the southerly line of Pacific Avenue (60.00' wide), and extending from said beginning point; thence

          1.    South  27 degrees 28'00" East, parallel with  New
                Jersey Avenue, 497.00' to the northerly line of lot 144.02 in block 13; thence

          2. South 62 degrees 32'00" West, in and along same, parallel with Pacific Avenue, 13.00'; thence

          3.    North  27 degrees 28'00" West, parallel with  New
                Jersey Avenue, 419.73' to a point; thence

          4.    North 59 degrees 59'37" West, 20.77' to a  point;
                thence

          5.    North  27 degrees 28'00" West, parallel with  New
                Jersey Avenue 41.38' to a point; thence

          6.    North 59 degrees 59'37" West, 20.46' to a  point;
                thence

          7.    North  27 degrees 28'00" West, 1.13' to a  point;
                thence

          8.    North  62  degrees  32'00"  East,  parallel  with
                Pacific   Avenue,   35.17'   to  the   point  and
                place  of BEGINNING.

         CONTAINING an area of 7,333.57 square feet and being a portion Block 13, Lot 144.03, Tax Map of the City of Atlantic City as it existed on November 1, 1995, and also being a portion of the lands and premises granted to Mortgagor by the Housing Authority by deed dated July 7, 1993, and recorded in the Atlantic County Clerk's Office in deed book 5524, page 201 et seq.

                            Exhibit A

                 [Original typed on letterhead]

                                               September 23, 1995




Metes and Bounds Description for property situate in the City of Atlantic City, County of Atlantic and State of New Jersey, located in Block 13 as shown on the Atlantic City Tax Map, and being a PORTION OF TRACT 2 (LOT 144.04) TO BE CONVEYED TO THE ATLANTIC CITY HOUSING AUTHORITY as shown on plan prepared by Arthur W. Ponzio, Jr., Professional Land Surveyor, New Jersey License No. 28314, plan dated September 25, 1995, bounded and described as follows:

Beginning at a point being South 62 32'00" West, 251.00' from the westerly line of New Jersey Avenue (50' wide), and South 27 28'00" East, 80.00' from the southerly line of Pacific Avenue (60' wide), and extending from said beginning point; thence

      1. North 62 32'00" East, parallel with Pacific Avenue, 151.00' to a point; thence
      2. South 27 28'00" East, parallel with New Jersey Avenue, 583.00' to a point; thence
      3. South 62 32'00" West, parallel with Pacific Avenue, 40.00' to a point; thence
      4. North 27 28'00" West, parallel with New Jersey Avenue, 218.00' to a point; thence
      5.    South   62   32'00"  West,  parallel   with   Pacific
            Avenue, 35.17' to a point; thence
      6.    North   27   28'00"  West,  parallel  with New Jersey
            Avenue, 84.40' to a point; thence
      7.    South   62   32'00"   West,  parallel  with   Pacific
            Avenue, 75.83' to a point; thence
      8.    North   27  28'00"  West, parallel  with  New  Jersey
            Avenue, 280.60' to the point and place of BEGINNING.

      CONTAINING an area of 57435.09 square feet


      /s/ Arthur W. Ponzio, Jr.
      Arthur W. Ponzio, Jr.  Professional Land Surveyor
      N.J. License No. 28314

                            Exhibit A

                           EXHIBIT "B"

                         EASEMENT PARCEL


TRACT D  (Identified in the Restated Agreement as "3,243.52SF P/O
Service Road to be Retained by Showboat")

Beginning at a point being South 62 degrees 32'00" West, 251.00' from the westerly line of New Jersey Avenue (50.00' wide) and South 27 degrees 28'00" East, 360.60' from the southerly line of Pacific Avenue (60.00 wide), and extending from said beginning point; thence

          1.    North  62  degrees  32'00"  East,  parallel  with
                Pacific Avenue, 24.00' to a point; thence

          2.    South  27 degrees 28'00" East, parallel with  New
                Jersey Avenue, 4.25' to a point; thence

          3.    South 59 degrees 59'37" East, 116.85' to a point;
                thence

          4.    South  27 degrees 28'00" East, parallel with  New
                Jersey Avenue, 41.38' to a point; thence

          5.    North 59 degrees 59'37" West, 161.49' to a point;
                thence

          6.    North  27 degrees 28'00" West, parallel with  New
                Jersey Avenue, 8.00' to the point and  place   of
                BEGINNING

      CONTAINING an area of 3243.52 square feet and being a portion of Block 13 on the Tax Map of the City of Atlantic City and also being a portion of the lands and premises granted to Grantor by Grantee by deed dated July 7, 1993, and recorded in the Atlantic County Clerk's Office in deed book 5524, pages 201 et seq. and 216 et seq. Said easement shall extend from the subsurface to a height of 28.25 mean sea level and shall be for the purpose of constructing and utilizing in accordance with the Restated Agreement that certain improvement identified in the Restated Agreement as the Combined Service Drive and also for the purpose of constructing, relocating, maintaining, replacing and repairing subterranean utilities, including without limitation water and sewer lines and drains.

                 [Original typed on letterhead]


                        December 7, 1994



                  METES AND BOUNDS DESCRIPTION

      ALL  that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County  of
Atlantic  and   State  of  New  Jersey,  bounded  and   described
as follows:

BEGINNING at the southeasterly corner of Atlantic Avenue (100.00' wide) and Maryland Avenue (60.00' wide) and extending from said beginning point; thence

(1) North 62 degrees 32'00" East, in and along the southerly line of Atlantic Avenue, a distance of 350.00' to the westerly line of Delaware Avenue (82.00' wide); thence

(2) South 27 degrees 28'00" East, in and along the westerly line of Delaware Avenue, a distance of 100.00' to a point of curve; thence

(3) Curving to the left in the arc of a circle having a radius of 429.00' and in and along the westerly line of Delaware
     Avenue,  the  arc length of 104.82' to a point  of  tangent;
     thence

(4) South 41 degrees 28'00" East, in and along the westerly line of Delaware Avenue, a distance of 152.53' to a point of curve; thence

(5) Curving to the right in the arc of a circle having a radius of 315.00' and in and along the westerly line of Delaware
     Avenue,  the  arc  length of 76.97' to a point  of  tangent;
     thence

(6) South 27 degrees 28'00" East, in and along the westerly line of Delaware Avenue, a distance of 122.01' to the northerly line Pacific Avenue; thence

(7) South 62 degrees 32'00" West, in and along the northerly line of Pacific Avenue, a distance of 409.00' to the easterly line of Maryland Avenue; thence

                            Exhibit C

(8) North 27 degrees 28'00" West, in and along the easterly line of Maryland Avenue, a distance of 550.00' to the point and place of BEGINNING.

BEING KNOWN AS Block 15 as shown on the current official taxing plan of the City of Atlantic City, with a proposed vacation of United States Avenue and realignment of Delaware Avenue.

CONTAINING an area of 209,013.13 square feet, or 4.80 Acres

                            Exhibit C

                 [Original typed on letterhead]


                                               September 23, 1995





Metes and Bounds Description for property situate in the City of Atlantic City, County of Atlantic and State of New Jersey, located in Block 13 as shown on the Atlantic City Tax Map, and being A PORTION OF TRACT 3 (LOT 144.05) TO BE CONVEYED TO ATLANTIC CITY SHOWBOAT, INC. as shown on plan prepared by Arthur
W. Ponzio, Jr., Professional Land Surveyor, New Jersey License No. 28314, plan dated September 25, 1995, bounded and described as follows:

Beginning  at  a  point in the southerly line of  Pacific  Avenue
(60.00' wide), South 62 32'00" West, 251.00' from the westerly line of New Jersey Avenue (50.00' wide), and extending from said beginning point; thence

      1. South 27 28'00" East, parallel with New Jersey Avenue, 80.00' to a point; thence
      2. South 62 32'00" West, parallel with Pacific Avenue, 15.00' to the easterly line of lot 140 in block 13; thence
      3. North 27 28'00" West, in and along same, parallel with New Jersey Avenue, 80.00' to the southerly line of Pacific Avenue; thence
      4. North 62 32'00" East, in and along same, 15.00' to the point and place of BEGINNING.

     CONTAINING an area of 1200 square feet.




      /s/ Arthur W. Ponzio, Jr.
      Arthur  W.  Ponzio, Jr.  Professional Land  Surveyor
      N.J. License No. 28314

                            Exhibit C

                            EASEMENT


Metes and Bounds Description for property situate in the City of Atlantic City, County of Atlantic and State of New Jersey, located in Block 13 on the Atlantic City Tax Map, being A PROPOSED FIRE ACCESSWAY, SERVICE ROAD AND UTILITY EASEMENT, as shown on plan prepared by Arthur W. Ponzio, Jr., Professional Land Survey, New Jersey License No. 28314, plan last dated November 7, 1995, entitled PLAN TO ACCOMPANY RE-STATED TRI-PARTY AGREEMENT DATED 12/1/95, bounded and described as follows:

Beginning at a point in the southerly line of Pacific Avenue (60' wide), said point being South 62 degrees 32'00" West, 251.00' from the westerly line of New Jersey Avenue (50'), and extending from said beginning point; thence

          1.    North  62  degrees  32'00"  East,  parallel  with
                Pacific Avenue, 24.00' to a point; thence

          2.    South  27 degrees 28'00" East, parallel with  New
                Jersey Avenue, 364.85' to a point; thence

          3.    South 59 degrees 59'37" East, 182.26' to a point;
                thence

          4.    South  27 degrees 28'00" East, parallel with  New
                Jersey Avenue, 423.48' to the northerly line of lot 144.02; thence

          5. South 62 degrees 32'00" West, in and along same, parallel with Pacific Avenue, 24.00' to a point;
                thence

          6.    North  27 degrees 28'00" West, parallel with  New
                Jersey Avenue, 419.73' to a point; thence

          7.    North 59 degrees 59'37" West, 182.26' to a point;
                thence

          8.    North  27 degrees 28'00" West, parallel with  New
                Jersey Avenue, 360.68' to the point and place of BEGINNING.

          CONTAINING an area of 22,975.19 square feet.

                            Exhibit C

Record and return to                  Prepared by:
William L. Mueller, Esq.              /s/ Arthur Sklar
Clark, Ladner, Fortenbaugh & Young    Arthur Sklar, Esquire
Woodland Falls Corporate Park
200 Lake Drive East
Suite 300
Cherry Hill, NJ  08002


      FIRST AMENDMENT TO LEASEHOLD IN PARI PASSU MORTGAGE,
            ASSIGNMENT OF RENTS AND SECURITY AGREEMENT
          AND COLLATERAL ASSIGNMENT OF EASEMENT RIGHTS

                   MORTGAGE SPREADER AGREEMENT

     THIS AGREEMENT is made as of this 15th day of December, 1995, by and between Atlantic City Showboat, Inc., a New Jersey corporation, whose address is 801 Boardwalk, Atlantic City, New Jersey 08404 (hereinafter referred to as "Mortgagor"), and NatWest Bank, N.A. (hereinafter referred to as "Mortgagee").

                      W I T N E S S E T H:

BACKGROUND.

     A. Mortgagor executed and delivered to Mortgagee a Leasehold in Pari Passu Mortgage, Assignment of Rents and Security Agreement dated as of July 14, 1995, recorded September 14, 1995 in the Office of the Clerk of Atlantic County (the "Clerk's Office") in Mortgage Book 5702, page 152 (the "NatWest Mortgage") and related loan documents.

     B. Pursuant to the terms of an agreement between Mortgagor and Mortgagee, Mortgagor agreed to spread the lien of the NatWest
Mortgage to additional lands acquired by Mortgagor not encumbered by the NatWest Mortgage.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     Recitals.    The   recitals   set  forth  above  are  hereby
incorporated in their entirety as if fully set forth at length.

     2. Agreement to Mortgage. Mortgagor hereby mortgages to Mortgagee and intends that the lien of the Mortgage shall hereby attach and spread to Mortgagor's right, title and interest in the land and premises more particularly described on Exhibit "A" attached hereto and made a part hereof and shall be deemed to be a valid mortgage lien on such property under and subject to easements, agreements and restrictions of record.

     3. Collateral Assignment. Mortgagor collaterally assigns to Mortgagee all of Mortgagor's rights in and to a certain Service Road, Fire Accessway and Utility Easement identified as proposed new lots 144.08 and 144.09 on Proposed Plan of Subdivision prepared by Arthur W. Ponzio, Jr., L.S., last revised December 7, 1995, filed or about to be filed in the Atlantic County Clerk's Office and more particularly described on Exhibit "B" attached hereto and made a part hereof.

     4. Successors and Assigns. This Agreement inures to the benefit of Mortgagee, and is binding upon Mortgagor, and their respective successors and assigns.

     IN  WITNESS  WHEREOF,  the   undersigned  has  caused  these
presents to be executed the day and year first above written.


ATTEST:                           ATLANTIC CITY SHOWBOAT, INC.


/s/ Luther G. Anderson            By: /s/ Herbert R. Wolfe
Luther G. Anderson, Assistant         Herbert R. Wolfe, President
                   Secretary

STATE OF NEW JERSEY :
                    :  ss
COUNTY OF  ATLANTIC :

     BE IT REMEMBERED that on this 20th day of December, 1995, before me, the subscriber, a Notary Public of New Jersey, personally appeared Herbert R. Wolfe, who, I am satisfied is the person who signed the within instrument as President of Atlantic City Showboat, Inc., the corporation named therein, and he thereupon acknowledged that the said instrument made by the corporation and sealed with its corporate seal, was signed, sealed with the corporate seal and delivered by him as such officer pursuant to a proper resolution of its Board of Directors, and is the voluntary act and deed of the corporation.

                                             /s/ Cynthia C. Stern

Metes and Bounds Description for property situate in the City of Atlantic City, county of Atlantic and State of New Jersey, located in Block 13 as shown on the Atlantic City Tax Map, and being PROPOSED NEW LOT 144.10, BLOCK 13 TO BE OWNED BY ATLANTIC CITY SHOWBOAT, INC. as shown on plan prepared by Arthur W. Ponzio, Jr., Professional Land Surveyor, New Jersey License No. 28314, plan dated September 25, 1995, last revised December 7, 1995 filed or to be filed in the Atlantic County Clerk's Office, bounded and described as follows:

Beginning at a point in the southerly line of Pacific Avenue (60' wide), South 62 degrees 32'00" West, 251.00' from the westerly line of New Jersey Avenue (50' wide), and extending from said beginning point; thence

     1.   South  27 degrees 8'00" East,  parallel with New Jersey
Avenue, 360.60' to a point; thence

     2.   North 62 degrees  2'00"  East,  parallel  with  Pacific
Avenue, 75.83 to a point; thence

     3.   South 27 degrees 8'00" East,  parallel with  New Jersey
Avenue, 85.53' to a point; thence

     4.   South 59 degrees 9'37" East, 20.46' to a point;  thence

     5.   South 27 degrees 8'00" East,  parallel with New  Jersey
Avenue, 41.38' to a point; thence

     6.   South 59 degrees 9'37" East, 20.77' to a point;  thence

     7.   South  27 degrees 28'00" East, parallel with New Jersey
Avenue, 419.73' to a point in the northerly line of lot 144.02 in block 13; thence

     8. South 62 degrees 32'00" West in and along same, parallel with Pacific Avenue, 113.00' to the easterly line of lot
140 in block 13; thence

     9. North 27 degrees 28'00" West, in and along same, parallel with New Jersey Avenue, 942.00' to the southerly line of Pacific Avenue; thence

     10. North 62 degrees 32'00" East in and along same, 15.00' to the point and place of BEGINNING.

     CONTAINING an area of 68,363.34 square feet.

                            Exhibit A
                           page 1 of 2

     ALL that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at the southeasterly corner of Atlantic Avenue (100.00' wide) and Maryland Avenue (60.00' wide) and extending from said beginning point; thence

     (1) North 62 degrees 32' 00" East, in and along the southerly line of Atlantic Avenue, a distance of 350.00' to the westerly line of Delaware Avenue (82.00' wide);
     thence

     (2)   South   27 degrees  28' 00" East,  in  and  along  the
     westerly line of Delaware Avenue, a distance of 100.00' to a point of curve; thence

     (3) Curving to the left in the arc of a circle having a radius of 429.00' and in and along the westerly line of Delaware Avenue, the arc length of 104.82' to a point of tangent; thence

     (4)   South   41 degrees  28' 00" East,  in  and  along  the
     westerly line of Delaware Avenue, a distance of 152.53' to a point of curve; thence

     (5) Curving to the right in the arc of a circle having a radius of 315.00' and in and along the westerly line of Delaware Avenue, the arc length of 76.97' to a point of tangent; thence

     (6)   South   27 degrees  28' 00" East,  in  and  along  the
     westerly line   of  Delaware  Avenue, a distance of  122.01'
     to  the northerly line of Pacific Avenue; thence

     (7) South 62 degrees 32' 00" West, in and along the northerly line of Pacific Avenue, a distance of 409.00' to the easterly line of Maryland Avenue; thence

     (8)   North  27 degrees 28' 00" West,  in  and   along   the
     easterly line of Maryland Avenue, a distance of 550.00' to the point and place of BEGINNING.

     BEING KNOWN AS Block 15 as shown on the current official taxing plan of the City of Atlantic City, with a proposed vacation of United States Avenue and realignment of Delaware
     Avenue.

     CONTAINING an area of 209,013.13 square feet, or 4.80 Acres.

                            Exhibit A
                           page 2 of 2

EASEMENT

Metes and Bounds Description for property situate in the City of Atlantic City, County of Atlantic and State of New Jersey, located in Block 13 on the Atlantic City Tax Map, being a portion of A PROPOSED FIRE ACCESS WAY, SERVICE ROAD AND UTILITY EASEMENT, as shown on plan prepared by Arthur W. Ponzio, Jr., Professional Land Survey, New Jersey License No. 28314, plan last dated November 7, 1995, entitled PLAN TO ACCOMPANY RE-STATED TRI PARTY AGREEMENT DATED 12/1/95, bounded and described as follows:

BEGINNING at a point in the Southerly line of Pacific Avenue (60' wide), said point being South 62 degrees 32'00" West, 251.00' from the Westerly line of New Jersey Avenue (50'), and extending from said beginning point; thence

     1.   North  62 degrees 32'00"  East,  parallel with  Pacific
Avenue, 24.00' to a point; thence

     2.   South 27 degrees 28'00" East, parallel  with New Jersey
Avenue, 360.60' to a point; thence

     3. South 62 degrees 32'00" West, in and along same, parallel with Pacific Avenue, 24.00' to a point; thence

     4.   North 27 degrees 28'00" West, parallel with New  Jersey
Avenue, 360.60' to the point and place of BEGINNING.

     CONTAINING an area of 8,654.45 square feet and being the same easement conveyed by Deed dated December 29, 1995, from the Housing Authority and Redevelopment Agency of the City of
Atlantic City to Atlantic City Showboat, Inc.

SAID easement shall extend  from  the  subsurface  to a height of
28.25 feet mean sea level and shall be for the purpose of constructing and utilizing in accordance with the Restated
Agreement that certain improvement identified in the Restated Agreement as the combined Service Road and also for the purpose of constructing, relocating, maintaining, replacing, and repairing subterranean utilities, including without limitation water and sewer lines and drains.

                            Exhibit B
                           page 1 of 2

Metes and Bounds Description for property situate in the city of Atlantic City, County of Atlantic and State of New Jersey, located in Block 13 as shown on the Atlantic City Tax Map, and being a portion of a proposed Fire Access Way, Service Road and Utility Easement (PROPOSED NEW LOT C) to be owned by the Atlantic City Housing Authority as shown on plan prepared by Arthur W. Ponzio, Jr., Professional Land Surveyor, new Jersey License No. 28314, plan dated September 25, 1995, bounded and described as follows:

Beginning at a point in the Northerly line of lot 144.02 in Block 13 as shown on the Atlantic City Tax Map, said point being South 62 degrees 32'00" West, 129.00' from the Westerly line of New Jersey Avenue (50' wide), and South 27 28'00" East, 942.00' from the Southerly line of Pacific Avenue (60' wide), and extending from said beginning point; thence

     1.   South  62  degrees  32'00"   West,  in  and  along  the
Northerly  line  of  Lot  144.02,  parallel with Pacific  Avenue,
24.00' to a point; thence

     2.   North 27 degrees 28'00" West,  parallel with New Jersey
Avenue, 419.73' to a point; thence

     3.   North 59 degrees 59'37" West, 20.77' to a point; thence

     4.   North 27 degrees 28'00" West,  parallel with New Jersey
Avenue, 41.38' to a point; thence

     5.   South 59 degrees 59'37" East, 65.41' to a point; thence

     6.   South  27 degrees 28'00" East, parallel with New Jersey
Avenue, 423.48' to the point and place of BEGINNING.

     CONTAINING an area of 11,077.22 square feet.

SAID easement shall  extend  from  the  subsurface to a height of
28.25 feet mean sea level and shall be for the purpose of constructing and utilizing in accordance with the Restated
Agreement that certain improvement identified in the Restated Agreement as the combined Service Road and also for the purpose of constructing, relocating, maintaining, replacing, and repairing subterranean utilities, including without limitation water and sewer lines and drains.

                            Exhibit B
                           page 2 of 2

Record and return to                         Prepared by:
Bradley S. Paulsen, Esq.
2 Renaissance Sq.
40 N. Central Avenue                         /s/ Arthur Sklar, Esq.
Suite 2700                                   Arthur Sklar, Esq.
Phoenix, Arizona  85003

 THIRD AMENDMENT TO THE LEASEHOLD MORTGAGE, ASSIGNMENT OF RENTS
         AND SECURITY AGREEMENT DATED AS OF MAY 18, 1993

                   MORTGAGE SPREADER AGREEMENT

     THIS AGREEMENT is made as of this 14th day of December, 1995, by and between Atlantic City Showboat, Inc., a New Jersey corporation, whose address is 801 Boardwalk, Atlantic City, New Jersey 08404 (hereinafter referred to as "Mortgagor"), and IBJ Schroder Bank & Trust Company (as Trustee), whose address is One State Street, New York, New York 10004 (hereinafter referred to as "Mortgagee").
                      W I T N E S S E T H:
BACKGROUND.
     A. Mortgagor executed and delivered to Mortgagee (i) a Leasehold Mortgage, Assignment of Rents and Security Agreement dated as of May 18, 1993, recorded May 19, 1993 in the Office of the Clerk of Atlantic County (the "Clerk's Office") in Mortgage Book 5028, page 1, as amended by First Amendment to the Leasehold Mortgage, Assignment of Rents and Security Agreement dated July 9, 1993, recorded July 28, 1993 in the Clerk's Office in Mortgage Book 5095, page 209 and Second Amendment to the Leasehold Mortgage, Assignment of Rents and Security Agreement dated July 6, 1995, recorded September 14, 1995 in the Clerk's Office in Mortgage Book 5702, page 223 and (ii) an Assignment of Leases and Rents dated May 18, 1993, recorded May 19, 1993 in the Clerk's office in Mortgage Book 5028, page 66 (together, the "Trust Mortgage").

     B. Mortgagor executed and delivered to Showboat, Inc., a Nevada corporation (i) a Leasehold Mortgage, Assignment of Rents and Security Agreement dated May 18, 1993, recorded May 19, 1993 in the Clerk's Office in Mortgage Book 5028, page 79, amended by First Amendment to the Leasehold Mortgage, Assignment of Rents and Security Agreement dated July 9, 1993, recorded July 28, 1993 in Mortgage Book 5095, page 26 and amended by Second Amendment to the Leasehold Mortgage, Assignment of Rents and Security Agreement dated July 6, 1995, recorded September 14, 1995 in the Clerk's Office in Mortgage Book 5702, page 236 and (ii) an Assignment of Rents and Leases dated May 18, 1993, recorded in the Clerk's Office in Mortgage Book 5028, page 144 (together, the "Assigned Mortgage"). The Assigned Mortgage was assigned by Showboat, Inc. to Mortgagee by assignment dated May 18, 1993, recorded May 29, 1993 in the Clerk's Office in Assignment Book 624, page 195.

     C. On December 6, 1995, the Planning Board of Atlantic City approved a re-subdivision of Lots 144.03, 144.04, 144.05 and
144.06 in Block 13 on the Tax Map of the City of Atlantic City as reflected on a subdivision plan prepared by Arthur W. Ponzio Co. & Associates, Inc., last revised November 7, 1995 (the "Subdivision Plat"). The Subdivision Plat shall be filed in the Clerk's Office prior to the recording of this Agreement.

     D. Pursuant to a Tri-Party Agreement among Mortgagor, the Housing Authority and Forest City Ratner dated December 14, 1995 (the "Tri-Party Agreement"), Mortgagor agreed to convey to the Housing Authority (i) all Mortgagor's right, title and interest in certain land and premises more particularly described on Exhibit "A" attached hereto and made a part hereof (the

"Release Parcels") and (ii) an easement over a portion of lands and premises owned by Mortgagor more particularly described on Exhibit "B" attached hereto and made a part hereof (the "Easement Parcel") and the Housing Authority has agreed to convey to Mortgagor the land and premises described on
Exhibit "C" attached hereto and made a part hereof (the "Authority Lands") and to grant to Mortgagor a certain easement with respect to that certain Proposed Fire Access way, Service Road and Utility Easement described on Exhibit "D" attached hereto and made a part hereof (the "Fire Access way").

     E. In consideration for the release by Mortgagee of the Release Parcels and subordination of the Trust Mortgage and the Assigned Mortgage to the Easement Parcel, Mortgagor has agreed to mortgage to Mortgagee the Authority Lands and to collaterally assign all of its right, title and interest in and to its easement to utilize the Fire Access way.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.  Recitals.   The  recitals  set forth  above  are  hereby
incorporated in their entirety as if fully set forth at length.

     2. Agreement to Mortgage. Mortgagor hereby mortgages the Authority Lands to Mortgagee and intends that the lien of the Mortgage shall hereby attach and spread to Mortgagor's right, title and interest in the Authority Lands and shall be deemed to be a valid mortgage lien on such property under and subject to easements, agreements and restrictions of record.

     3.    Agreement   to    Collaterally    Assign.    Mortgagor
hereby  collaterally   assigns   to  Mortgagee  its  easement  to
utilize  the Fire Access way.

     4.    Successors and  Assigns.   This  Agreement  inures  to
the  benefit   of Mortgagee, and is binding upon  Mortgagor   and
their respective successors and assigns.

     IN  WITNESS   WHEREOF,  the  undersigned  has  caused  these
presents to be executed the day of the year first above written.

ATTEST:                      ATLANTIC CITY SHOWBOAT, INC.

/s/ Luther G. Anderson       By: /s/ Herbert R. Wolfe
    Luther G. Anderson,          Herbert R. Wolfe
    Assistant Secretary          President and CEO


STATE OF NEW JERSEY:
                    :  ss
COUNTY OF ATLANTIC:

     BE IT REMEMBERED that on this 20th day of December, 1995, before me, the subscriber, a Notary Public of New Jersey, personally appeared Herbert R. Wolfe, who, I am satisfied is the person who signed the within instrument as President of Atlantic City Showboat, Inc., the corporation named therein, and he thereupon acknowledged that the said instrument made by the corporation and sealed with its corporate seal, was signed, sealed with the corporate seal and delivered by him as such officer pursuant to a proper resolution of its Board of Directors, and is the voluntary act and deed of the corporation.

                                 /s/ Cynthia C. Stern

TRACT  B  (Identified  in  the Restated  Agreement  as  "The  80'
Easement")

BEGINNING   at a point in the westerly line of New Jersey  Avenue
(50' wide), South 27 degrees, 28'00" seconds east a distance of 862.00' from the southerly line of Pacific Avenue (60' wide), and extending from said beginning point; thence

     1. South 27 degrees, 28'00" east in and along the westerly line of New Jersey Avenue a distance of 80.00' to a point; thence

     2. South 62 degrees, 32'00" west a distance of 140.00' to a point; thence

     3. North 27 degrees, 28'00" west a distance of 80.00' to a point; thence

     4. North 62 degrees, 32'00" east a distance of 140.00' to the point and place of BEGINNING

     CONTAINING an area of 11,200 square feet and being Block 13, Lot 144.06 on the Tax Map of the City of Atlantic City as it existed on November 1, 1995, and also being the lands and premises over which a certain easement was granted to Grantor by Grantee by deed dated July 7, 1993, and recorded in the Atlantic County Clerk's Office in deed book 5524, page 201 et seq.

                            Exhibit A
                           page 1 of 3

TRACT A (Identified  in  the  Restated  Agreement  as "Portion of
Tract 1 to be conveyed to ACHA-7,333.57SF")

Beginning at a point being South 62 degrees 32'00" West, 140.00' from the westerly line of New Jersey Avenue (50.00' wide), and South 27 degrees 28'00" East, 445.00' from the southerly line of Pacific Avenue (60.00'wide), and extending from said beginning point; thence

     1.   South 27 degrees 28'00" East, parallel  with New Jersey
          Avenue, 497.00' to the northerly line of lot 144.02 in block 13; thence

     2. South 62 degrees 32'00" West, in and along same, parallel with Pacific Avenue, 13.00'; thence

     3.   North 27 degrees 28'00" West, parallel with  New Jersey
          Avenue, 419.73' to a point; thence

     4.   North 59 degrees 59'37" West, 20.77' to a point; thence

     5.   North 27 degrees 28'00" West, parallel with New  Jersey
          Avenue 41.38' to a point; thence

     6.   North 59 degrees 59'37" West, 20.46' to a point; thence

     7.   North 27 degrees 28'00" West, 1.13' to a point; thence

     8.   North  62  degrees  32'00"  East, parallel with Pacific
          Avenue, 35.17' to the point and place of BEGINNING.

     CONTAINING an area of 7,333.57 square feet and being a portion Block 13, Lot 144.03, Tax Map of the City of Atlantic City as it existed on November 1, 1995, and also being a portion of the lands and premises granted to Mortgagor by the Housing Authority by deed dated July 7, 1993, and recorded in the Atlantic County Clerk's Office in deed book 5524, page 201 et seq.

                            Exhibit A
                           page 2 of 3

Metes and Bounds Description for property situate in the City of Atlantic City, County of Atlantic and State of New Jersey, located in Block 13 as shown on the Atlantic City Tax Map, and being a PORTION OF TRACT 2 (LOT 144.04) TO BE CONVEYED TO THE ATLANTIC CITY HOUSING AUTHORITY as shown on plan prepared by Arthur W. Ponzio, Jr., Professional Land Surveyor, New Jersey License No. 28314, plan dated September 25, 1995, bounded and described as follows:

Beginning at a point being South 62 degrees 32'00" West, 251.00' from the westerly line of New Jersey Avenue (50' wide), and South 27 28'00" East, 80.00' from the southerly line of Pacific Avenue (60' wide), and extending from said beginning point; thence

     1.   North  62 degrees 32'00" East,  parallel  with  Pacific
          Avenue, 151.00' to a point; thence

     2.   South 27 degrees 28'00" East,  parallel with new Jersey
          Avenue, 583.00' to a point; thence

     3.   South 62 degrees 32'00"  West,  parallel  with  Pacific
          Avenue, 40.00' to a point, thence

     4.   North 27 degrees 28'00" West,  parallel with New Jersey
          Avenue, 218.00' to a point; thence

     5.   South  62 degrees 32'00"  West,  parallel  with Pacific
          Avenue, 35.17' to a point; thence

     6.   North 27 degrees 28'00" West, parallel with  New Jersey
          Avenue 84.40' to a point; thence

     7.   South  62 degrees 32'00"  West,  parallel  with Pacific
          Avenue, 75.83' to a point; thence

     8.   North 27 degrees 28'00" West,  parallel with New Jersey
          Avenue 280.60' to the point and place of BEGINNING.

CONTAINING an area of 57,435.09 square feet.

                            Exhibit A
                           page 3 of 3

                         EASEMENT PARCEL

TRACT D (Identified in the Restated Agreement  as "3,243.52SF P/O
Service Road to be Retained by Showboat")

Beginning at a point being South 62 degrees 32'00" West, 251.00' from the westerly line of New Jersey Avenue (50.00' wide) and South 27 degrees 28'00" East, 360.60' from the southerly line of Pacific Avenue (60.00 wide), and extending from said beginning point; thence

     1.   North  62  degrees 32'00" East, parallel  with  Pacific
          Avenue, 24.00' to a point; thence

     2.   South 27 degrees  28'00" East, parallel with New Jersey
          Avenue, 4.25' to a point; thence

     3.   South  59 degrees 59'37"  East,  116.85'  to  a  point;
          thence

     4.   South 27  degrees 28'00" East, parallel with New Jersey
          Avenue, 41.38' to a point; thence

     5.   North 59 degrees  59'37"  West,  161.49'  to  a  point;
          thence

     6.   North  27 degrees 28'00" West, parallel with New Jersey
          Avenue, 8.00' to the point and place of BEGINNING

     CONTAINING an area of 3243.52 square feet and being a portion of Block 13 on the Tax Map of the City of Atlantic City and also being a portion of the lands and premises granted to Grantor by Grantee by deed dated July 7, 1993, and recorded in the Atlantic County Clerk's Office in deed book 5524, pages 201 et seq. and 216 et seq. Said easement shall extend from the subsurface to a height of 28.25 mean sea level and shall be for the purpose of constructing and utilizing in accordance with the Restated Agreement that certain improvement identified in the Restated Agreement as the Combined Service Drive and also for the purpose of constructing, relocating, maintaining, replacing and repairing subterranean utilities, including without limitation water and sewer lines and drains.

                            Exhibit B
                           page 1 of 2

                      RESTRICTION/MORTGAGOR

     Declaration of Restriction. Furthermore, Mortgagor herein acknowledges and accepts those certain restrictions upon the use of a certain portion of Block 13, Lot 144.04 on the Tax Map of the City of Atlantic City as it existed on November 1, 1995, such restrictions being more particularly set forth at paragraph 3 of that certain Restated Agreement referenced above. Said portion of Block 13, Lot 144.04 is a portion of the parcel identified in the Restated Agreement as "Portion of Tract 2 to be Retained by Showboat". The parcel of land over which such restriction shall apply is more particularly described as follows:

     Beginning at a point in the easterly line of lot 140 in block 13, said point being South 62 degrees 32'00" West, 266.00' from the westerly line of New Jersey Avenue (50' wide), and South 27 degrees 28'00" East, 80.00' from the southerly line of Pacific Avenue (60' wide) and extending from said beginning point; thence

     1.   North  62 degrees 32'00" East,  parallel  with  Pacific
          Avenue, 15.00' to a point; thence

     2.   South 27  degrees 28'00" East, parallel with New Jersey
          Avenue 280.60' to a point; thence

     3.   South 62 degrees  32'00"  West,  parallel  with Pacific
          Avenue, 15.00' to a point; thence

     4. North 27 degrees 28'00" West in and along the easterly line of said lot 140, parallel with New Jersey Avenue, 280.60'to a point and place of BEGINNING.

     CONTAINING an area of 4209 square feet. Such restriction as set forth in the Restated Agreement shall limit the use of the above-described parcel so that it may be utilized only for purposes of a pedestrian passageway, themeing and screening in accordance with the Restated Agreement.

                            Exhibit B
                           page 1 of 2

                  METES AND BOUNDS DESCRIPTION

     ALL that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at the southeasterly corner of Atlantic Avenue (100.00' wide) and Maryland Avenue (60.00' wide) and extending from said beginning point; thence

(1) North 62 degrees 32' 00" East, in and along the southerly line of Atlantic Avenue, a distance of 350.00' to the westerly line of Delaware Avenue (82.00' wide); thence

(2) South 27 degrees 28' 00" East, in and along the westerly line of Delaware Avenue, a distance of 100.00' to a point of curve; thence

(3)  Curving to the left in the arc of a circle  having  a radius
     of   429.00'   and   in   and  along  the  westerly line  of
     Delaware Avenue, the arc length of 104.82' to a point of tangent; thence

(4) South 41 degrees 28' 00" East, in and along the westerly line of Delaware Avenue, a distance of 152.53' to a point of curve; thence

(5)  Curving to  the right in the arc of a circle having a radius
     of  315.00'  and   in   and   along  the  westerly  line  of
     Delaware Avenue, the arc length of 76.97' to a point of tangent; thence

(6)  South  27 degrees 28' 00" East,  in  and  along the westerly
     line  of  Delaware  Avenue,  a   distance  of 122.01' to the
     northerly line of Pacific Avenue; thence

(7)  South 62 degrees  32'  00" West,  in and along the northerly
     line  of  Pacific  Avenue,  a   distance  of  409.00' to the
     easterly line of Maryland Avenue; thence

                            Exhibit C
                           page 1 of 3

(8)  North 27 degrees 28' 00" West,  in and  along  the  easterly
     line of Maryland   Avenue,   a   distance of 550.00' to  the
     point and place of BEGINNING.

BEING  KNOWN  AS  Block 15  as  shown  on  the  current  official
taxing  plan  of  the City of Atlantic City,  with   a   proposed
vacation  of  United  States Avenue and realignment  of  Delaware
Avenue.

CONTAINING an area of 209,013.13 square feet, or 4.80 Acres.

                            Exhibit C
                           page 2 of 3

Metes and Bounds Description for property situate in the City of Atlantic City, County of Atlantic and State of New Jersey, located in Block 13 as shown on the Atlantic City Tax map, and being A PORTION OF TRACT 3 (LOT 144.05) TO BE CONVEYED TO ATLANTIC CITY SHOWBOAT, INC. as shown on plan prepared by Arthur
W. Ponzio, Jr., Professional Land Surveyor, New Jersey License No. 28314, plan dated September 23, 1995, bounded and described as follows:

Beginning  at a point in the southerly  line  of  Pacific  Avenue
(60.00' wide), south 62 degrees 32'00" West, 251.00' from the westerly line of New Jersey Avenue (50.00' wide), and extending from said beginning point; thence

     1.   South 27 degrees 28'00" East, parallel  with New Jersey
Avenue, 80.00' to a point; thence

     2.   South  62 degrees 32'00"  West,  parallel with  Pacific
Avenue, 15.00' to  the  easterly  line  of  lot  140 in block 13;
thence

     3. North 27 degrees 28'00" West, in and along same, parallel with New Jersey Avenue, 80.00' to the southerly line of Pacific Avenue; thence

     4. North 62 degrees 32'00" East, in and along same, 15.00' to the point and place of BEGINNING.

     CONTAINING an area of 1200 square feet.

                            Exhibit C
                           page 3 of 3

                            EASEMENT

Metes and Bounds Description for property situate in the City of Atlantic City, County of Atlantic and State of New Jersey, located in Block 13 on the Atlantic City Tax Map, being A PROPOSED FIRE ACCESS WAY, SERVICE ROAD AND UTILITY EASEMENT, as shown on plan prepared by Arthur W. Ponzio, Jr., Professional Land Survey, New Jersey License No. 28314, plan last dated November 7, 1995, entitled PLAN TO ACCOMPANY RE-STATED TRI-PARTY AGREEMENT DATED 12/1/95, bounded and described as follows:

Beginning at a point in the Southerly line of Pacific Avenue (60' wide), said point being South 62 degrees 32'00" West, 251.00' from the Westerly line of New Jersey Avenue (50'), and extending from said beginning point; thence

     1.   North  62 degrees 32'00"  East,  parallel  with Pacific
          Avenue, 24.00' to a point; thence

     2.   South 27 degrees 28'00" East, parallel with  New Jersey
          Avenue, 360.60' to a point; thence

     3. South 62 degrees 32'00" West, in and along same, parallel with Pacific Avenue, 24.00' to a point; thence

     4.   North 27 degrees 28'00" West,  parallel with New Jersey
          Avenue, 360.60' to the point and place of BEGINNING.

     CONTAINING an area of 8,654.45 square feet and being the same easement conveyed by Deed dated December 29, 1995, from the Housing Authority and Redevelopment Agency to the City of
Atlantic City to Atlantic City Showboat, Inc.

SAID easement shall extend from the subsurface  to  a  height  of
28.25 feet mean sea level and shall be for the purpose of constructing and utilizing in accordance with the Restated Agreement that certain improvement identified in the Restated Agreement as the combined Service Road and also for the purpose of constructing, relocating, maintaining, replacing, and repairing subterranean utilities, including without limitation water and sewer lines and drains.

                            Exhibit D
                           page 1 of 2

Metes and Bounds Description for property situate in the city of Atlantic City, County of Atlantic and State of New Jersey, located in Block 13 as shown on the Atlantic City Tax Map, and being a portion of a proposed Fire Access Way, Service Road and Utility Easement (PROPOSED NEW LOT C) to be owned by the Atlantic City Housing Authority as shown on plan prepared by Arthur W. Ponzio, Jr., Professional Land Surveyor, new Jersey License No. 28314, plan dated September 25, 1995, bounded and described as follows:

Beginning at a point in the Northerly line of lot 144.02 in block 13 as shown on the Atlantic City Tax Map, said point being South 62 degrees 32'00" West, 129.00' from the Westerly line of New Jersey Avenue (50' wide), and South 27 degrees 28'00" East, 942.00' from the Southerly line of Pacific Avenue (60' wide), and extending from said beginning point; thence

     1.   South  62  degrees 32'00"  West,   in  and   along  the
northerly line of lot 144.02, parallel with Pacific Avenue, 24.00' to a point; thence

     2.   North 27 degrees 28'00" West, parallel with New  Jersey
Avenue, 419.73' to a point; thence

     3.   North 59 degrees 59'37" West, 20.77' to a point; thence

     4.   North 27 degrees 28'00" West,  parallel with New Jersey
Avenue, 41.38' to a point; thence

     5.   South 59 degrees 59'37" East, 65.41' to a point; thence

     6.   South  27 degrees 28'00" East, parallel with New Jersey
Avenue, 423.48' to the point and place of BEGINNING.

     CONTAINING an area of 11,077.22 square feet.

SAID easement shall  extend  from  the  subsurface to a height of
28.25 feet mean sea level and shall be for the purpose of constructing and utilizing in accordance with the Restated
Agreement that certain improvement identified in the Restated Agreement as the combined Service Road and also for the purpose of constructing, relocating, maintaining, replacing, and repairing subterranean utilities, including without limitation water and sewer lines and drains.

                            Exhibit D
                           page 2 of 2

                                            Prepared by:
Arthur E. Sklar, Esq.
Levine, Staller, Sklar, Chan,
  Brodsky & Donnelly, P.A.                  /s/ Arthur E. Sklar
3030 Atlantic Avenue                        Arthur Sklar, Esquire
Atlantic City, NJ  08401


   FOURTH AMENDMENT TO LEASEHOLD MORTGAGE, ASSIGNMENT OF RENTS
         AND SECURITY AGREEMENT DATED AS OF MAY 18, 1993

              RELEASE OF PART OF MORTGAGED PROPERTY
                               AND
                     SUBORDINATION AGREEMENT


      THIS AGREEMENT is made as of the 14th day of December, 1995 by and between IBJ Schroder Bank & Trust Company (as Trustee), whose address is One State Street, New York, New York 10004 (hereinafter referred to as "Mortgagee") and Atlantic City Showboat, Inc. whose address is 801 Boardwalk, Atlantic City, New Jersey 08401 (hereinafter referred to as "Mortgagor").

                      W I T N E S S E T H:

BACKGROUND

      A. Mortgagor executed and delivered to Mortgagee (i) a Leasehold Mortgage, Assignment of Rents and Security Agreement dated as of May 18, 1993, recorded May 19, 1993 in the Office of the Clerk of Atlantic County (the "Clerk's Office") in Mortgage Book 5028, page 1, as amended by First Amendment to the Leasehold Mortgage, Assignment of Rents and Security Agreement dated July 9, 1993, recorded July 28, 1993 in the Clerk's Office in Mortgage Book 5095, page 209 and Second Amendment to the Leasehold Mortgage, Assignment of Rents and Security Agreement dated July 6, 1995, recorded September 14, 1995 in the Clerk's Office in Mortgage Book 5702, page 223 and (ii) an Assignment of Leases and Rents dated May 18, 1993, recorded May 19, 1993 in the Clerk's office in Mortgage Book 5028, page 66 (together, the

"Trust Mortgage"). Mortgagee also holds an obligation for the payment of an indebtedness that is secured by the Trust Mortgage.

      B. Mortgagor executed and delivered to Showboat, Inc., a Nevada corporation (i) a Leasehold Mortgage, Assignment of Rents and Security Agreement dated May 18, 1993, recorded May 19, 1993 in the Clerk's Office in Mortgage Book 5028, page 79, amended by First Amendment to the Leasehold Mortgage, Assignment of Rents and Security Agreement dated July 9, 1993, recorded July 28, 1993 in Mortgage Book 5095, page 26 and amended by Second Amendment to the Leasehold Mortgage, Assignment of Rents and Security Agreement dated July 6, 1995, recorded September 14, 1995 in the Clerk's Office in Mortgage Book 5702, page 236 and (ii) an Assignment of Rents and Leases dated May 18, 1993, recorded in the Clerk's Office in Mortgage Book 5028, page 144 (together, the "Assigned Mortgage"). The Assigned Mortgage was assigned by Showboat, Inc. to Mortgagee by assignment dated May 18, 1993, recorded May 29, 1993 in the Clerk's Office in Assignment Book 624, page 195. Mortgagee also holds an obligation for the payment of an indebtedness that is secured by the Assigned Mortgage.

      C. Pursuant to a Tri-Party Agreement among Mortgagor, the Housing Authority and Urban Redevelopment Agency of the City of Atlantic City (the "Housing Authority") and Forest City Ratner dated December 14, 1995 (the "Tri-Party Agreement"), Mortgagor agreed to convey to the Housing Authority (i) all Mortgagor's right, title and interest in certain land and premises more particularly described on Exhibit "A" attached hereto and made a part hereof (the "Release Parcels") and (ii) an easement over a portion of lands and premises owned by Mortgagor more particularly described on Exhibit "B" attached hereto and made a part hereof (the "Easement Parcel") and the Housing Authority has agreed to convey to Mortgagor the land and premises described on Exhibit "C" attached hereto and made a part hereof and an easement over and across the land described on Exhibit "D" attached hereto and made a part hereof.

      D. On December 6, 1995, the Planning Board of Atlantic City approved the re-subdivision of Lots 144.03, 144.04, 144.05 and 144.06 in Block 13 on the Tax Map of the City of Atlantic City as reflected on a subdivision plan prepared by Arthur W. Ponzio Co. & Associates, Inc., last revised November 7, 1995 (the "Subdivision Plat"). The Subdivision Plat has been or is about to filed, in the Clerk's office.

      E. Mortgagor has requested Mortgagee to release the Release Parcels encumbered by the Trust Mortgage and the Assigned
Mortgage and to subordinate the lien of the Trust Mortgage and the Assigned Mortgage to the Easement Parcel.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

      1.    Recitals.   The recitals set forth above  are  hereby
incorporated in their entirety as if fully set forth at length.

      2.    Release of Part of Mortgaged Premises; Subordination.

            2.1 Mortgagee hereby releases the Release Parcels from the lien of the Trust Mortgage and the Assigned Mortgage. The Release Parcels include (a) the land, (b) all buildings and other improvements that are located on the land, (c) all fixtures that are attached to the land or buildings, if any, and (d) all other present rights of Mortgagee relating to the Release Parcels.

            2.2  The   rest   of   the   property  (not released)
described in the Trust Mortgage and the Assigned Mortgage remains subject to the lien of such mortgages.

            2.3 Subordination to Easement. Mortgagee hereby subordinates the lien of the Trust Mortgage and the Assigned Mortgage to the Easement Parcel and to the terms and conditions governing the Easement and to the uses and purposes described herein.

      3. Successors and Assigns. This Agreement inures to the benefit of Mortgagor and is binding upon Mortgagee and their respective successors and assigns.

      IN WITNESS WHEREOF, the undersigned has caused these presents to be executed the day and year first above written.


ATTEST:                           IBJ SCHRODER BANK & TRUST
                                  COMPANY, as Trustee


/s/ Susan Lavelle                 By: /s/ Barbara McCluskey
Susan Lavelle, Asst. Secretary        Barbara McCluskey,
                                      Asst. Vice-President


STATE OF NEW YORK   :
                    : ss
COUNTY OF RICHMOND  :

      BE IT REMEMBERED that on this 14th day of December, 1995, before me, the subscriber, a Notary Public of New York, personally appeared Barbara McCluskey, who, I am satisfied is the person who signed the within instrument as Asst. Vice-President of IBJ Schroder Bank & Trust Company, as trustee, the corporation named therein, and he thereupon acknowledged that the said instrument made by the corporation and sealed with its corporate seal, was signed, sealed with the corporate seal and delivered by him as such officer, and is the voluntary act and deed of the corporation, as trustee.

                                  /s/ Eddie Jackson Jr.

TRACT  B  (Identified  in  the Restated  Agreement  as  "The  80'
Easement")

BEGINNING  at  a point in the westerly line of New Jersey  Avenue
(50' wide), South 27 degrees, 28'00" seconds east a distance of 862.00' from the southerly line of Pacific Avenue (60' wide), and extending from said beginning point; thence

     1. South 27 degrees, 28'00" east in and along the westerly line of New Jersey Avenue a distance of 80.00' to a point; thence

     2. South 62 degrees, 32'00" west a distance of 140.00' to a point; thence

     3. North 27 degrees, 28'00" west a distance of 80.00' to a point; thence

     4. North 62 degrees, 32'00" east a distance of 140.00' to the point and place of BEGINNING

     CONTAINING an area of 11,200 square feet and being Block 13, Lot 144.06 on the Tax Map of the City of Atlantic City as it existed on November 1, 1995, and also being the lands and premises over which a certain easement was granted to Grantor by Grantee by deed dated July 7, 1993, and recorded in the Atlantic County Clerk's Office in deed book 5524, page 201 et seq.

                            Exhibit A
                           page 1 of 3

TRACT  A  (Identified in the Restated Agreement  as  "Portion  of
Tract 1 to be conveyed to ACHA-7,333.57SF")

Beginning at a point being South 62 degrees 32'00" West, 140.00' from the westerly line of New Jersey Avenue (50.00' wide), and South 27 degrees 28'00" East, 445.00' from the southerly line of Pacific Avenue (60.00' wide), and extending from said beginning point; thence

     1.   South 27  degrees 28'00" East, parallel with New Jersey
          Avenue, 497.00' to the northerly line of lot 144.02 in block 13; thence

     2. South 62 degrees 32'00" West, in and along same, parallel with Pacific Avenue, 13.00'; thence

     3.   North 27  degrees 28'00" West, parallel with New Jersey
          Avenue, 419.73' to a point; thence

     4.   North 59 degrees 59'37" West, 20.77' to a point; thence

     5.   North 27  degrees 28'00" West, parallel with New Jersey
          Avenue 41.38' to a point; thence

     6.   North 59 degrees 59'37" West, 20.46' to a point; thence

     7.   North 27 degrees 28'00" West, 1.13' to a point; thence

     8.   North  62 degrees  32'00" East, parallel with  Pacific
          Avenue, 35.17' to the point and place of BEGINNING.

     CONTAINING an area of 7,333.57 square feet and being a portion Block 13, Lot 144.03, Tax Map of the City of Atlantic City as it existed on November 1, 1995, and also being a portion of the lands and premises granted to Mortgagor by the Housing Authority by deed dated July 7, 1993, and recorded in the Atlantic County Clerk's Office in deed book 5524, page 201 et seq.

                            Exhibit A
                           page 2 of 3

Metes and Bounds Description for property situate in the City of Atlantic City, County of Atlantic and State of New Jersey, located in Block 13 as shown on the Atlantic city Tax Map, and being a PORTION OF TRACT 2 (LOT 144.04) TO BE CONVEYED TO THE ATLANTIC CITY HOUSING AUTHORITY as shown on plan prepared by Arthur W. Ponzio, Jr., Professional Land Surveyor, New Jersey License No. 28314, plan dated September 25, 1995, bounded and described as follows:

Beginning at a point being South 62 32'00" West, 251.00' from the westerly line of New Jersey Avenue (50' wide), and South 27 28'00" East, 80.00' from the southerly line of Pacific Avenue (60' wide), and extending from said beginning point; thence

     1.   North  62  32'00"  East, parallel with Pacific  Avenue,
          151.00' to a point; thence

     2.   South  27 28'00" East, parallel with new Jersey Avenue,
          583.00' to a point; thence

     3.   South  62  32'00"  West, parallel with Pacific  Avenue,
          40.00' to a point; thence

     4.   North  27 28'00" West, parallel with New Jersey Avenue,
          218.00' to a point; thence

     5.   South  62  32'00" West, parallel  with Pacific  Avenue,
          35.17' to a point; thence

     6.   North  27  28'00" West, parallel with New Jersey Avenue
          84.40' to a point; thence

     7.   South  62  32'00" West, parallel  with  Pacific Avenue,
          75.83' to a point; thence

     8.   North 27 28'00" West, parallel with  New  Jersey Avenue
          280.60' to the point and place of BEGINNING.

     CONTAINING an area of 57,435.09 square feet.

                            Exhibit A
                           page 3 of 3

                         EASEMENT PARCEL


TRACT D (Identified in the Restated Agreement as "3,243.52SF  P/O
Service Road to be Retained by Showboat")

Beginning at a point being South 62 degrees 32'00" West, 251.00' from the westerly line of New Jersey Avenue (50.00' wide) and South 27 degrees 28'00" East, 360.60' from the southerly line of Pacific Avenue (60.00 wide), and extending from said beginning point; thence

     1.   North  62  degrees  32'00" East, parallel with  Pacific
          Avenue, 24.00' to a point; thence

     2.   South 27  degrees 28'00" East, parallel with New Jersey
          Avenue, 4.25' to a point; thence

     3.   South  59  degrees  59'37" East, 116.85 ' to  a  point;
          thence

     4.   South 27  degrees 28'00" East, parallel with New Jersey
          Avenue, 41.38' to a point; thence

     5.   North  59  degrees  59'37" West, 161.49'  to  a  point;
          thence

     6.   North 27 degrees 28'00" West, parallel  with New Jersey
          Avenue, 8.00' to the point and place of BEGINNING

     CONTAINING an area of 3243.52 square feet and being a portion of Block 13 on the Tax Map of the City of Atlantic City and also being a portion of the lands and premises granted to Grantor by Grantee by deed dated July 7, 1993, and recorded in the Atlantic County Clerk's Office in deed book 5524, pages 201 et seq. and 216 et seq. Said easement shall extend from the subsurface to a height of 28.25 mean sea level and shall be for the purpose of constructing and utilizing in accordance with the Restated Agreement that certain improvement identified in the Restated Agreement as the Combined Service Drive and also for the purpose of constructing, relocating, maintaining, replacing and repairing subterranean utilities, including without limitation water and sewer lines and drains.

                            Exhibit B

                  METES AND BOUNDS DESCRIPTION


      ALL that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at the southeasterly corner of Atlantic Avenue (100.00' wide) and Maryland Avenue (60.00' wide) and extending from said beginning point; thence

(1) North 62 degrees 32'00" East, in and along the southerly line of Atlantic Avenue, a distance of 350.00' to the westerly line of Delaware Avenue (82.00' wide); thence

(2) South 27 degrees 28'00" East, in and along the westerly line of Delaware Avenue, a distance of 100.00' to a point of curve; thence

(3) Curving to the left in the arc of a circle having a radius of 429.00' and in and along the westerly line of Delaware
      Avenue, the  arc length  of 104.82' to  a point of tangent;
      thence

(4) South 41 degrees 28'00" East, in and along the westerly line of Delaware Avenue, a distance of 152.53' to a point of curve; thence

(5) Curving to the right in the arc of a circle having a radius of 315.00' and in and along the westerly line of Delaware
      Avenue, the  arc length  of 76.97' to  a point  of tangent;
      thence

(6) South 27 degrees 28'00" East, in and along the westerly line of Delaware Avenue, a distance of 122.01' to the northerly line of Pacific Avenue; thence

(7)   South  62  degrees 32'00" West, in and along the  northerly
      line  of  Pacific   Avenue, a  distance  of 409.00' to  the
      easterly line of Maryland Avenue; thence

                            Exhibit C
                           page 1 of 3

(8) North 27 degrees 28'00" West, in and along the easterly line of Maryland Avenue, a distance of 550.00' to the point and place of BEGINNING.

      BEING  KNOWN  AS Block 15 as shown on the current  official taxing plan of the City of Atlantic City, with  a  proposed
      vacation  of  United  States Avenue   and   realignment  of
      Delaware Avenue.

      CONTAINING  an  area  of  209,013.13  square  feet, or 4.80
      Acres.

                            Exhibit C
                           page 2 of 3

Metes and Bounds Description for property situate in the City of Atlantic City, County of Atlantic and State of New Jersey, located in Block 13 as shown on the Atlantic City Tax map, and being A PORTION OF TRACT 3 (LOT 144.05) TO BE CONVEYED TO ATLANTIC CITY SHOWBOAT, INC. as shown on plan prepared by Arthur
W. Ponzio, Jr., Professional Land Surveyor, New Jersey License No. 28314, plan dated September 23, 1995, bounded and described as follows:

Beginning  at  a  point in the southerly line of  Pacific  Avenue
(60.00' wide), south 62 32'00" West, 251.00' from the westerly line of New Jersey Avenue (50.00' wide), and extending from said beginning point; thence

      1.   South 27 28'00" East, parallel with New Jersey Avenue,
80.00' to a point; thence

      2.   South  62 32'00" West, parallel  with Pacific  Avenue,
15.00' to the easterly line of lot 140 in block 13; thence

      3. North 27 28'00" West, in and along same, parallel with New Jersey Avenue, 80.00' to the southerly line of Pacific
Avenue; thence

      4. North 62 32'00" East, in and along same, 15.00' to the point and place of BEGINNING.

      CONTAINING an area of 1200 square feet.

                            Exhibit C
                           page 3 of 3

                            EASEMENT


Metes and Bounds Description for property situate in the City of Atlantic City, County of Atlantic and State of New Jersey, located in Block 13 on the Atlantic City Tax Map, being a portion of A PROPOSED FIRE ACCESS WAY, SERVICE ROAD AND UTILITY EASEMENT, as shown on plan prepared by Arthur W. Ponzio, Jr., Professional Land Survey, New Jersey License No. 28314, plan last dated November 7, 1995, entitled PLAN TO ACCOMPANY RE-STATED TRI-PARTY AGREEMENT DATED 12/1/95, bounded and described as follows:

Beginning at a point in the Southerly line of Pacific Avenue (60' wide), said point being South 62 degrees 32'00" West, 251.00' from the Westerly line of New Jersey Avenue (50'), and extending from said beginning point; thence

      1.   North  62  degrees 32'00" East, parallel with  Pacific
           Avenue, 24.00' to a point; thence

      2.   South 27 degrees 28'00" East, parallel with New Jersey
           Avenue, 360.60' to a point; thence

      3. South 62 degrees 32'00" West, in and along same, parallel with Pacific Avenue, 24.00' to a point;
           thence

      4.   North 27 degrees 28'00" West, parallel with New Jersey
           Avenue, 360.60' to the point and place of BEGINNING.

      CONTAINING an area of 8,654.45 square feet and being the same easement conveyed by Deed dated December 29, 1995, from the Housing Authority and Redevelopment Agency of the City of
Atlantic City to Atlantic City Showboat, Inc.

SAID  easement shall extend from the subsurface to  a  height  of
28.25 feet mean sea level and shall be for the purpose of constructing and utilizing in accordance with the Restated
Agreement that certain improvement identified in the Restated Agreement as the combined Service Road and also for the purpose of constructing, relocating, maintaining, replacing, and repairing subterranean utilities, including without limitation water and sewer lines and drains.

                            Exhibit D
                           page 1 of 2

Metes and Bounds Description for property situate in the city of Atlantic City, County of Atlantic and State of New Jersey, located in Block 13 as shown on the Atlantic City Tax Map, and being a portion of a proposed Fire Access Way, Service Road and Utility Easement (PROPOSED NEW LOT C) to be owned by the Atlantic City Housing Authority as shown on plan prepared by Arthur W. Ponzio, Jr., Professional Land Surveyor, new Jersey License No. 28314, plan dated September 25, 1995, bounded and described as follows:

Beginning at a point in the Northerly line of lot 144.02 in Block 13 as shown on the Atlantic City Tax Map, said point being South 62 32'00" West, 129.00' from the Westerly line of New Jersey Avenue (50' wide), and South 27 28'00" East, 942.00' from the Southerly line of Pacific Avenue (60' wide), and extending from said beginning point; thence

      1. South 62 32'00" West, in and along the Northerly line of Lot 144.02, parallel with Pacific Avenue, 24.00' to a point;
thence

      2.   North 27 28'00" West, parallel with New Jersey Avenue,
419.73' to a point; thence

      3.   North 59 59'37" West, 20.77' to a point; thence

      4.   North 27 28'00" West, parallel with New Jersey Avenue,
41.38' to a point; thence

      5.   South 59 59'37" East, 65.41' to a point; thence

      6.   South 27 28'00" East, parallel with New Jersey Avenue,
423.48' to the point and place of BEGINNING.

      CONTAINING an area of 11,077.22 square feet.

SAID  easement shall extend from the subsurface to  a  height  of
28.25 feet mean sea level and shall be for the purpose of constructing and utilizing in accordance with the Restated
Agreement that certain improvement identified in the Restated Agreement as the combined Service Road and also for the purpose of constructing, relocating, maintaining, replacing, and repairing subterranean utilities, including without limitation water and sewer lines and drains.

                            Exhibit D
                           page 2 of 2